FIFTH GENERAL RELEASE


     This Fifth General Release (the "Release") is made as of the ___ day of December, 1996 by and among Successories, Inc., an Illinois corporation (f/k/a Celex Group, Inc.) ("Successories, Inc."), Celebrating Excellence, Inc., an Illinois corporation ("Celebrating Excellence"), and Successories of Illinois, Inc., an Illinois corporation ("Successories") (Successories, Inc., Celebrating Excellence and Successories are collectively, the "Companies" and each individually a "Company"), British Links Acquisition Corp., an Illinois corporation, B.L.G.C., Inc., a Texas corporation, Arnold
M. Anderson, Celex Successories Inc. and James M. Beltrame (collectively, the "Guarantors" and each individually a "Guarantor"), and American National Bank and Trust Company of Chicago, a national banking association, assignee of NBD Bank, an Illinois banking corporation (the "Bank").

                       W I T N E S S E T H :

     WHEREAS, the Companies and the Bank have entered into that certain Amended and Restated Credit Agreement, dated as of July 31, 1995 (as amended, modified, extended or supplemented from time to time, the "Credit Agreement");

     WHEREAS, the Guarantors have each entered into guaranties of the Credit Agreement and the Notes issued pursuant thereto;

     WHEREAS, pursuant to that certain Waiver No. 9, Consent No. 1 and Fourth Amendment to Amended and Restated Credit Agreement (the "Amendment"), of even date herewith, entered into by the Companies and the Bank, the Bank and the Companies have agreed to amend in certain respects the Credit Agreement;

     WHEREAS, pursuant to the Amendment the Bank is willing to waive certain Events of Default arising under the Credit Agreement and to furnish a consent required under the Security Agreement, dated July 31, 1995, by and between Successories, Inc. and the Bank (the "Successories, Inc. Security Agreement") in consideration for, among other things, a general release of liability, as more particularly described herein, given in favor of the Bank and certain other parties by the Companies and various other parties described herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned parties agree as follows:


I.   DEFINITIONS.

     Capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

II.  GENERAL RELEASE.

     1. In consideration for the Bank's agreement to waive the Events of Default under the Credit Agreement and extend certain consents under the Successories, Inc. Security Agreement, each as more particularly described in the Amendment, and for other good and valuable consideration, each Company and each Guarantor, for: (i) itself, (ii) any parent, or subsidiary thereof, (iii) any partnership or joint venture of which any Company or any Guarantor (or any affiliate thereof) is a partner, (iv) any parent, affiliate or subsidiary thereof or any partnership or joint venture of which such person or entity (or any parent, affiliate or subsidiary thereof) is a partner, and (v) the respective partners, officers, directors, shareholders, heirs, legal representatives, legatees, successors and assigns of all of the foregoing persons and entities, hereby release and forever discharge Bank, their past, present and future shareholders, successors, assigns, their respective heirs, legal representatives, legatees, successors and assigns, of and from all actions, claims, demands, damages, debts, losses, liabilities, indebtedness, causes of action either at law or in equity and obligations of whatever kind or nature, whether known or unknown, direct or indirect, new or existing, by reason of any matter, cause or thing whatsoever from the beginning of the world to the date hereof arising out of the claims asserted or which could have been asserted by any Company or any Guarantor, as a borrower or a guarantor, in connection with the Credit Agreement, any other loans or financial accommodations to any Company or any Guarantor, any indebtedness evidenced thereby and any other loan or security documents entered into pursuant thereto.

     2.   In  further  consideration  for  the  Bank's  waiver  and consent described in the Amendment, each of the undersigned Companies and Guarantors for: (i) itself, (ii) any parent, affiliate or subsidiary thereof, (iii) any partnership or joint venture of which any Company or any Guarantor (or any affiliate thereof) is a partner, (iv) any person or entity owning the beneficial interest in any trust, any parent, affiliate or subsidiary thereof or any partnership or joint venture of which such person or entity (or any parent, affiliate or subsidiary thereof) is a partner, and (v) the respective partners, officers, directors, shareholders, heirs, legal representatives, legatees, successors and assigns of all of the foregoing persons and entities, warrant, represent and acknowledge that they have no defenses to the payment of, nor any right to set off against, all or any of the obligations to Bank set forth in this Release and in the notes or guaranties executed prior or pursuant hereto, nor any counterclaims or other actions against Bank of any kind whatsoever directly or indirectly or derivatively related thereto except to the extent the foregoing may not be waived under applicable law.

     3. It is acknowledged that each Company and each Guarantor, has read this general release provision and consulted counsel before executing this Release and that each Company and each Guarantor has relied upon its own judgment and that of its counsel in executing same and has not relied on or been induced by any representation, statement or act by any other party referenced herein which is not referred to in this Release; that each Company and each Guarantor enters into this Release voluntarily, with full knowledge of its significance; and that this general release is in all respects complete and final.

     4. If any term or provision of this general release or the application thereof to any person, entity or circumstance shall, to any extent, be held invalid and/or unenforceable by a court of competent jurisdiction, the remainder of this general release, or the application of such term or provisions to persons, entities or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of the general release shall be valid and be enforced to the fullest extent permitted by law.

     5. This Section II shall survive the termination of the Credit Agreement and payment of all the indebtedness evidenced thereby or issued pursuant thereto.


III. RATIFICATION AND AFFIRMATION.

     The Credit Agreement and all guaranties thereof, together with all other loan and security documents executed pursuant to the Credit Agreement, is hereby ratified and affirmed and shall in all other respects remain in full force and effect. Except as expressly provided herein, nothing contained in this Release shall be construed as a waiver of any existing Event of Default and the Bank reserves all rights and remedies under the Credit Agreement and under applicable law.


IV.  REPRESENTATIONS AND WARRANTIES.

     Each Company hereby ratifies and affirms all the representations and warranties contained in the Credit Agreement as true, complete and accurate as of the date of this Release. Each Company, together with Celex Successories Inc., B.L.G.C., Inc. and British Links Acquisition Corp., further represents and warrants that the Board of Directors of each Company, of Celex Successories Inc., B.L.G.C., Inc. and British Links Acquisition Corp. have approved the execution and delivery of this Release.


V.   MISCELLANEOUS.

     The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This instrument has been made and executed and delivered in the State of Illinois and shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflicts of laws principles. This Release may be executed and delivered in several counterparts with the intention that all such counterparts, when taken together, shall constitute one and the same instrument. One or more counterparts of this Release may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. The section headings contained in this Release are for convenience of reference only and in no way shall modify any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties have entered into this Release as of the day and year first above written.

                              SUCCESSORIES, INC.


                              By: __________________________
                              Its:__________________________


                              CELEBRATING EXCELLENCE, INC.


                              By: __________________________
                              Its:__________________________


                              SUCCESSORIES OF ILLINOIS, INC.


                              By: __________________________
                              Its:__________________________


                              CELEX SUCCESSORIES INC.


                              By: __________________________
                              Its:__________________________


                              _____________________________
                              Arnold M. Anderson


                              _____________________________
                              James M. Beltrame


                              BRITISH LINKS ACQUISITION CORP.


                              By: __________________________
                              Its: __________________________


                              B.L.G.C., INC.

                              By: __________________________
                              Its: __________________________




                       SIXTH GENERAL RELEASE


     This Sixth General Release (the "Release") is made as of the 17th day of December, 1996 by and among Successories, Inc., an Illinois corporation (f/k/a Celex Group, Inc.) ("Successories, Inc."), Celebrating Excellence, Inc., an Illinois corporation ("Celebrating Excellence"), and Successories of Illinois, Inc., an Illinois corporation ("Successories") (Successories, Inc., Celebrating Excellence and Successories are collectively, the "Companies" and each individually a "Company"), British Links Acquisition Corp., an Illinois corporation, B.L.G.C., Inc., a Texas corporation and Celex Successories Inc. (collectively, the "Guarantors" and each individually a "Guarantor"), for the benefit of American National Bank and Trust Company of Chicago, a national banking association, assignee of NBD Bank, an Illinois banking corporation (the "Bank").

                       W I T N E S S E T H :

     WHEREAS, the Companies and the Bank have entered into that certain Amended and Restated Credit Agreement, dated as of July 31, 1995 (as amended, modified, extended or supplemented from time to time, the "Credit Agreement");

     WHEREAS, the Guarantors have each entered into guaranties of the Credit Agreement and the Notes issued pursuant thereto;

     WHEREAS, pursuant to that certain Waiver No. 10 and Fifth Amendment to Amended and Restated Credit Agreement (the "Amendment"), of even date herewith, entered into by the Companies and the Bank, the Bank and the Companies have agreed to amend in certain respects the Credit Agreement and waive certain Events of Default thereunder;

     WHEREAS, the Bank is willing to enter into the Amendment in consideration for, among other things, a general release of liability, as more particularly described herein, given in favor of the Bank and certain other parties by the Companies and various other parties described herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned parties agree as follows:


VI.  DEFINITIONS.

     Capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

VII. GENERAL RELEASE.

     1. In consideration for the Bank's agreement to waive the Events of Default under the Credit Agreement and extend certain consents under the Successories, Inc. Security Agreement, each as more particularly described in the Amendment, and for other good and valuable consideration, each Company and each Guarantor, for: (i) itself, (ii) any parent, or subsidiary thereof, (iii) any partnership or joint venture of which any Company or any Guarantor (or any affiliate thereof) is a partner, (iv) any parent, affiliate or subsidiary thereof or any partnership or joint venture of which such person or entity (or any parent, affiliate or subsidiary thereof) is a partner, and (v) the respective partners, officers, directors, shareholders, heirs, legal representatives, legatees, successors and assigns of all of the foregoing persons and entities, hereby release and forever discharge Bank, their past, present and future shareholders, successors, assigns, their respective heirs, legal representatives, legatees, successors and assigns, of and from all actions, claims, demands, damages, debts, losses, liabilities, indebtedness, causes of action either at law or in equity and obligations of whatever kind or nature, whether known or unknown, direct or indirect, new or existing, by reason of any matter, cause or thing whatsoever from the beginning of the world to the date hereof arising out of the claims asserted or which could have been asserted by any Company or any Guarantor, as a borrower or a guarantor, in connection with the Credit Agreement, any other loans or financial accommodations to any Company or any Guarantor, any indebtedness evidenced thereby and any other loan or security documents entered into pursuant thereto.

     2. In further consideration for the Bank's waiver and consent described in the Amendment, each of the undersigned Companies and Guarantors for: (i) itself, (ii) any parent, affiliate or subsidiary thereof, (iii) any partnership or joint venture of which any Company or any Guarantor (or any affiliate thereof) is a partner, (iv) any person or entity owning the beneficial interest in any trust, any parent, affiliate or subsidiary thereof or any partnership or joint venture of which such person or entity (or any parent, affiliate or subsidiary thereof) is a partner, and (v) the respective partners, officers, directors, shareholders, heirs, legal representatives, legatees, successors and assigns of all of the foregoing persons and entities, warrant, represent and acknowledge that they have no defenses to the payment of, nor any right to set off against, all or any of the obligations to Bank set forth in this Release and in the notes or guaranties executed prior or pursuant hereto, nor any counterclaims or other actions against Bank of any kind whatsoever directly or indirectly or derivatively related thereto except to the extent the foregoing may not be waived under applicable law.

     3. It is acknowledged that each Company and each Guarantor, has read this general release provision and consulted counsel before executing this Release and that each Company and each Guarantor has relied upon its own judgment and that of its counsel in executing same and has not relied on or been induced by any representation, statement or act by any other party referenced herein which is not referred to in this Release; that each Company and each Guarantor enters into this Release voluntarily, with full knowledge of its significance; and that this general release is in all respects complete and final.

     4. If any term or provision of this general release or the application thereof to any person, entity or circumstance shall, to any extent, be held invalid and/or unenforceable by a court of competent jurisdiction, the remainder of this general release, or the application of such term or provisions to persons, entities or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby, and each term and provision of the general release shall be valid and be enforced to the fullest extent permitted by law.

     5. This Section II shall survive the termination of the Credit Agreement and payment of all the indebtedness evidenced thereby or issued pursuant thereto.


VIII. RATIFICATION AND AFFIRMATION.

     The Credit Agreement and all guaranties thereof, together with all other loan and security documents executed pursuant to the Credit Agreement, is hereby ratified and affirmed and shall in all other respects remain in full force and effect. Except as expressly provided herein, nothing contained in this Release shall be construed as a waiver of any existing Event of Default and the Bank reserves all rights and remedies under the Credit Agreement and under applicable law.


IX.  REPRESENTATIONS AND WARRANTIES.

     Each Company hereby ratifies and affirms all the representations and warranties contained in the Credit Agreement as true, complete and accurate as of the date of this Release. Each Company, together with Celex Successories Inc., B.L.G.C., Inc. and British Links Acquisition Corp., further represents and warrants that the Board of Directors of each Company, of Celex Successories Inc., B.L.G.C., Inc. and British Links Acquisition Corp. have approved the execution and delivery of this Release.


X.   MISCELLANEOUS.

     The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This instrument has been made and executed and delivered in the State of Illinois and shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflicts of laws principles. This Release may be executed and delivered in several counterparts with the intention that all such counterparts, when taken together, shall constitute one and the same instrument. One or more counterparts of this Release may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. The section headings contained in this Release are for convenience of reference only and in no way shall modify any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties have entered into this Release as of the day and year first above written.

                              SUCCESSORIES, INC.


                              By: __________________________
                              Its:__________________________


                              CELEBRATING EXCELLENCE, INC.


                              By: __________________________
                              Its:__________________________


                              SUCCESSORIES OF ILLINOIS, INC.


                              By: __________________________
                              Its:__________________________


                              CELEX SUCCESSORIES INC.


                              By: __________________________
                              Its:__________________________


                              BRITISH LINKS ACQUISITION CORP.


                              By: __________________________
                              Its: __________________________


                              B.L.G.C., INC.

                              By: __________________________
                              Its: __________________________

                             GUARANTY


     WHEREAS, Successories, Inc. (f/k/a Celex Group, Inc.), an Illinois corporation, Celebrating Excellence, Inc., an Illinois corporation and
Successories of Illinois, Inc., an Illinois corporation each having principal offices located at 919 Springer Drive, Lombard, Illinois (COLLECTIVELY HEREINAFTER REFERRED TO AS THE "DEBTOR"), desires or may desire at some time and/or from time to time to obtain financial accommodations from American National Bank and Trust Company of Chicago, a national banking association (HEREINAFTER REFERRED TO AS THE "BANK"); and

     WHEREAS, the undersigned guarantor is a corporation desiring to induce the Bank, at its option, at any time, or from time to time, to extend financial accommodations to Debtor and the undersigned benefits from such financial accommodations (SAID UNDERSIGNED CORPORATION SEVERALLY HEREINAFTER REFERRED TO AS THE "UNDERSIGNED").

     NOW, THEREFORE FOR VALUE RECEIVED, and in consideration of advances, credit or other financial accommodations heretofore, now or that hereafter at any time be extended to the Debtor by the Bank, the undersigned (JOINTLY AND SEVERALLY IF THERE BE MORE THAN ONE GUARANTOR) hereby unconditionally guarantees, irrespective of the validity, regularity or enforceability of any instrument, writing or agreement relating to or the subject of any such financial accommodation, and whether or not due or to become due before or after any bankruptcy or insolvency proceeding involving the Debtor or would have become due but for Debtor's bankruptcy proceeding, the full and prompt payment to the Bank at maturity, whether by acceleration or otherwise, and at all times thereafter of any and all indebtedness, obligations and liabilities of every kind and nature of the Debtor to the Bank (INCLUDING ALL INDEBTEDNESS, OBLIGATIONS AND LIABILITIES OF PARTNERSHIPS, CREATED OR ARISING WHILE THE DEBTOR MAY HAVE BEEN OR MAY BE A MEMBER THEREOF), howsoever evidenced, whether now existing or hereafter created or arising, directly or indirectly, primary or secondary, absolute or contingent, due or to become due, or joint or several, and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise, and the prompt, full and faithful performance and discharge by the Debtor of each and every of the terms, conditions, agreements, representations and warranties on the part of the Debtor contained in any agreement, or in any modification or addenda thereto or substitution thereof in connection with any advance, credit or financial accommodation afforded by the Bank to the Debtor, together with interest thereon; and the undersigned further agrees to pay all reasonable expenses legal and/or otherwise, (INCLUDING COURT COSTS AND REASONABLE ATTORNEYS'
FEES), paid or incurred by the Bank in endeavoring to collect the indebtedness, or any part thereof, or in enforcing this guaranty or in defending any suit based on any act of commission or omission of the Bank with respect to the indebtedness, collateral, or this guaranty or in connection with any recovery claim hereinbelow defined (hereinafter collectively called the "indebtedness").

     In the case of dissolution, liquidation or insolvency (HOWSOEVER EVIDENCED) of the Debtor or any of the undersigned, or in case any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding, is instituted by or, against the Debtor, or the undersigned, or the inability of the Debtor or the undersigned to pay debts as they mature, or in case of the assignment by the Debtor or the undersigned for the benefit of creditors, then upon the occurrence of any such event, all indebtedness then existing shall at the option of the Bank, without notice to anyone, immediately become due or accrued and be payable from the undersigned (OR ANY THEREOF IF MORE THAN ONE GUARANTOR).

     All payments received from the Debtor, or on account of the indebtedness from whatsoever source, shall be taken and applied by the Bank toward the payment of such of the indebtedness, and in such order of application as the Bank may in its sole discretion from time to time elect, and this guaranty shall apply to and secure any ultimate balance that shall remain owing to the Bank. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from the Debtor or any other source shall be made on the indebtedness, and such determination shall be conclusive upon the undersigned.

     This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect with respect to each guarantor until written notice by United States registered or certified mail, of its discontinuance as to such guarantor, or of the dissolution of such guarantor, shall have been actually received by the Bank and also until all indebtedness created or existing before receipt of such notice shall have been fully paid. In case of any such discontinuance, or dissolution of any guarantor or guarantors and notice thereof to the Bank, this guarantee shall nevertheless continue and remain in force against the other guarantor or guarantors until discontinued as to such other guarantor or guarantors as hereinbefore provided. No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce or exercise any right against, any one or more guarantors or the fact that at any time or from time to time, all the indebtedness may have been paid in full, shall release or discharge the undersigned.

     The liability hereunder shall nowise be affected or impaired by any of the following, any or all of which may be done or omitted by the Bank in its sole discretion without notice to anyone and irrespective of whether the indebtedness shall be increased or decreased thereby (AND SAID BANK IS HEREBY EXPRESSLY AUTHORIZED AT ITS SOLE DISCRETION TO MAKE FROM TIME TO TIME, WITHOUT NOTICE TO ANYONE) any sale, pledge, surrender, compromise, settlement, exchange, release, renewal, extension, modification, election with respect to any collateral under Section 1111 or any other provision or section of the Bankruptcy Code now existing or hereinafter amended; or other disposition of or with respect to any of said indebtedness or any security or collateral therefor, whether or not such disposition is commercially reasonable or accomplished in a commercially reasonable manner, and such liability shall be nowise affected or impaired by any acceptance by the Bank of any security for, or other guarantors or obligors of any of the indebtedness, or by any forbearance or indulgence by the Bank in the collection of, or any failure, neglect or omission on its part to realize upon any thereof, or to enforce any claims against any person or persons primarily or secondarily liable thereon, or upon any collateral or security therefor, or to enforce any lien upon or right of appropriation of any moneys, credits or property of the Debtor in the possession or control of the Bank, or by any application of payments or credits on the indebtedness. Any act of commission or omission of any kind or at any time upon the part of the Bank with respect to any matter whatsoever shall not in any manner whatsoever affect or impair this guaranty nor the liability thereunder. The undersigned hereby consents to all acts of commission or omission of the Bank hereinabove set forth.

     In order to hold the undersigned (OR ANY THEREOF IF THERE BE MORE THAN ONE GUARANTOR) liable hereunder and to enforce this guaranty, there shall be no obligation on the part of the Bank at any time to resort for payment to the Debtor, or to any other guarantor, or any person, firm or corporation liable for the indebtedness, or to any collateral, security, property, liens or other rights or remedies of the Bank in respect to the indebtedness or any part thereof all of which is hereby expressly waived by the undersigned.

     All diligence in collection, and all presentment for payment, demand, protest and/or notice, as to any and everyone, of protest, dishonor, default or nonpayment, and notice of the creation and existence of any and all of the indebtedness, and of any security therefor, and of the acceptance of this guaranty, or extensions of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto are expressly waived.

     The granting of additional credit from time to time by the Bank to the Debtor in excess of the amount extended to the Debtor at the time this guaranty is executed by the undersigned, without notice to the undersigned, is hereby expressly authorized and shall nowise affect or impair this guaranty.

     Any and all moneys, credits or other property belonging to the undersigned (OR ANY THEREOF IF THERE BE MORE THAN ONE GUARANTOR) in transit to, or in the possession or under the control of Bank, or any agent or bailee of Bank, may, without notice and opportunity to be heard, be appropriated and applied against the liability of the undersigned hereunder. The undersigned does hereby assign and transfer to the Bank any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts, other cash equivalents and other assets of the undersigned in transit to, or in the possession or control of Bank, or any agent or bailee of Bank, for any purpose and apply the same on any or all of the indebtedness. THE
UNDERSIGNED WAIVES EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY BANK IN ENFORCING THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED MAY NOW HAVE, OR HEREAFTER MAY HAVE, AGAINST THE DEBTOR OR ANY OTHER PARTY LIABLE TO THE BANK IN ANY MANNER. As further security, any and all debts and liabilities now or hereafter arising and owing to any of the undersigned by the Debtor, or any other party liable to the Bank are hereby subordinated to the Bank's claims and are hereby assigned to the Bank. The undersigned ratifies and confirms whatever Bank may do pursuant to the terms hereof and with respect to any collateral for the indebtedness, and agrees that Bank shall not be liable for any error of judgment or mistakes of fact or law.

     To secure payment of the indebtedness, the undersigned grants to Bank a security interest in all property of the undersigned delivered currently herewith or now or at any time hereafter in the possession or control of the Bank, and all proceeds of all such property and that the indebtedness shall be secured pursuant to that certain Security Agreement, of even date herewith, entered into by the undersigned and the Bank. The undersigned agrees that the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code of Illinois with respect to all of the aforesaid property, including, without limitation thereof, the right to sell or otherwise dispose of any or all of such property. The Bank may without notice to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Bank to any of the undersigned against the amounts due hereunder. Any notification of intended deposition of any property required by law shall be deemed reasonably and properly given if given at least five (5) calendar days before such deposition.

     Should a claim ("RECOVERY CLAIM") be made upon the Bank at any time for recovery of any amount received by the Bank in payment of the indebtedness (WHETHER RECEIVED FROM THE DEBTOR, THE UNDERSIGNED PURSUANT HERETO, OR OTHERWISE) and should the Bank repay all or part of said amount by reason of (1) any judgment, decree, or other of any court or administrative body having jurisdiction over the Bank or any of its property; or (2) any settlement or compromise of any such Recovery Claim effected by the Bank with the claimant (INCLUDING THE DEBTOR), the undersigned shall remain jointly and severally liable to the Bank for the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any termination hereof or the return of this document to any of the undersigned or the cancellation of any note or other instrument evidencing any of the indebtedness.

     In the event the Bank shall sell, assign or transfer the indebtedness, or any part thereof, or grant participations therein, each and every immediate or remote successive assignee, transferee, holder of or participant therein, of all or any part of the indebtedness shall have the right to enforce this guaranty by suit or otherwise for the benefit of such assignee, transferee holder or participant, as fully as if such assigned, transferee holder or participant were herein by name specifically given such rights, powers and benefits; but the Bank shall have a unimpaired, prior and superior right to enforce this guaranty for its benefit as to so much of the indebtedness as it has not sold, assigned or transferred.

     No release or discharge of any one or more of the undersigned (IF THERE BE MORE THAN ONE GUARANTOR), or of any other person, whether primarily or secondarily liable for and obligated with respect to the indebtedness, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against any such guarantor or person, or the entry of any restraining or other order in any such proceeding, shall release or discharge the undersigned or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Bank for the indebtedness, unless and until all of the indebtedness shall have been fully paid.

     No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligation of the undersigned under this guaranty.

     This guaranty has been delivered at Chicago, Illinois, and shall be construed according to the laws of the State of Illinois, in which State it shall be performed by the undersigned. All actions arising directly or indirectly as a result of a consequence of this guaranty shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois, and the undersigned hereby consents to the jurisdiction of any State or Federal Court located and having its situs in said city.

     Wherever possible each provision of this guaranty shall be interpreted in such manner as to the effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

     It is agreed that the undersigned's liability hereunder is several and is independent of any other guaranties at any time in effect with respect to all or any part of the Debtor's indebtedness to the Bank, and that the undersigned's liability hereunder may be enforced regardless of the existence of any such guaranties.

     This guaranty, and each and every part hereof, shall be binding upon the undersigned (JOINTLY AND SEVERALLY IF THERE BE MORE THAN ONE GUARANTOR) and upon the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors and assigns.

     The undersigned represents that it is a corporation duly organized, existing and in good standing under the laws of the state of Texas, and that the execution and delivery of this guaranty and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its board of directors, and do not contravene the terms of its Articles of Incorporation or bylaws. The undersigned represents that the execution and delivery of this guaranty and the performance of the obligations it imposes (i) do not violate any law and do not conflict with any agreement by which it is bound, (ii) that no consent or approval of any governmental authority or any third party is required in connection with the execution or delivery of this guaranty or the performance of the obligations it imposes, (iii) there are no actions, suits or proceedings pending, or to the best of the undersigned's knowledge threatened against the undersigned before any court or governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which, if determined adversely would have a material adverse effect on the assets, business or financial condition of the undersigned and (iv) that this guaranty is a valid and binding agreement, enforceable according to its terms. The undersigned represents that all balance sheets, profit and loss statements, and other information, if any, furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. The undersigned further represents that it has good and marketable title to all of its property and assets, free and clear of any security interests, mortgages, liens or other encumbrances other than those in favor of the Bank.

     UNTIL THE INDEBTEDNESS HAS BEEN DISCHARGED AND PAID IN FULL AND ALL COMMITMENTS TO LEND THEREUNDER TERMINATED, THE UNDERSIGNED HEREBY SUBORDINATES IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT OF THE INDEBTEDNESS TO THE BANK ANY RIGHTS THE UNDERSIGNED MAY HAVE OR ACQUIRE BY WAY OF SUBROGATION UNDER THIS GUARANTY BY ANY PAYMENT MADE HEREUNDER AND ANY RIGHT OF REIMBURSEMENT OR CONTRIBUTION AGAINST THE DEBTOR WHICH THE UNDERSIGNED MAY HAVE IN CONNECTION WITH THE PAYMENT OF THE INDEBTEDNESS, INTEREST AND FEES AND EXPENSES BY THE UNDERSIGNED TO THE BANK.

     THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (i) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH, OR (ii) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SIGNED AND SEALED by the undersigned at Chicago, Illinois, as of the ____ day of December, 1996.


                                   B.L.G.C., Inc.


                                   By:_______________________________
                                   Its:_______________________________




                             GUARANTY


                                   WHEREAS, Successories, Inc. (f/k/a Celex
Group, Inc.), an Illinois corporation, Celebrating Excellence, Inc., an Illinois corporation and Successories of Illinois, Inc., an Illinois corporation each having principal offices located at 919 Springer Drive, Lombard, Illinois (COLLECTIVELY HEREINAFTER REFERRED TO AS THE "DEBTOR"), desires or may desire at some time and/or from time to time to obtain financial accommodations from American National Bank and Trust Company of Chicago, a national banking association (HEREINAFTER REFERRED TO AS THE "BANK"); and

     WHEREAS, the undersigned guarantor is a corporation desiring to induce the Bank, at its option, at any time, or from time to time, to extend financial accommodations to Debtor and the undersigned benefits from such financial accommodations (SAID UNDERSIGNED CORPORATION SEVERALLY HEREINAFTER REFERRED TO AS THE "UNDERSIGNED").

     NOW, THEREFORE FOR VALUE RECEIVED, and in consideration of advances, credit or other financial accommodations heretofore, now or that hereafter at any time be extended to the Debtor by the Bank, the undersigned (JOINTLY AND SEVERALLY IF THERE BE MORE THAN ONE GUARANTOR) hereby unconditionally guarantees, irrespective of the validity, regularity or enforceability of any instrument, writing or agreement relating to or the subject of any such financial accommodation, and whether or not due or to become due before or after any bankruptcy or insolvency proceeding involving the Debtor or would have become due but for Debtor's bankruptcy proceeding, the full and prompt payment to the Bank at maturity, whether by acceleration or otherwise, and at all times thereafter of any and all indebtedness, obligations and liabilities of every kind and nature of the Debtor to the Bank (INCLUDING ALL INDEBTEDNESS, OBLIGATIONS AND LIABILITIES OF PARTNERSHIPS, CREATED OR ARISING WHILE THE DEBTOR MAY HAVE BEEN OR MAY BE A MEMBER THEREOF), howsoever evidenced, whether now existing or hereafter created or arising, directly or indirectly, primary or secondary, absolute or contingent, due or to become due, or joint or several, and howsoever owned, held or acquired, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise, and the prompt, full and faithful performance and discharge by the Debtor of each and every of the terms, conditions, agreements, representations and warranties on the part of the Debtor contained in any agreement, or in any modification or addenda thereto or substitution thereof in connection with any advance, credit or financial accommodation afforded by the Bank to the Debtor, together with interest thereon; and the undersigned further agrees to pay all reasonable expenses legal and/or otherwise, (INCLUDING COURT COSTS AND REASONABLE ATTORNEYS'
FEES), paid or incurred by the Bank in endeavoring to collect the indebtedness, or any part thereof, or in enforcing this guaranty or in defending any suit based on any act of commission or omission of the Bank with respect to the indebtedness, collateral, or this guaranty or in connection with any recovery claim hereinbelow defined (hereinafter collectively called the "indebtedness").

     In the case of dissolution, liquidation or insolvency (HOWSOEVER EVIDENCED) of the Debtor or any of the undersigned, or in case any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding, is instituted by or, against the Debtor, or the undersigned, or the inability of the Debtor or the undersigned to pay debts as they mature, or in case of the assignment by the Debtor or the undersigned for the benefit of creditors, then upon the occurrence of any such event, all indebtedness then existing shall at the option of the Bank, without notice to anyone, immediately become due or accrued and be payable from the undersigned (OR ANY THEREOF IF MORE THAN ONE GUARANTOR).

     All payments received from the Debtor, or on account of the indebtedness from whatsoever source, shall be taken and applied by the Bank toward the payment of such of the indebtedness, and in such order of application as the Bank may in its sole discretion from time to time elect, and this guaranty shall apply to and secure any ultimate balance that shall remain owing to the Bank. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, whether derived from the Debtor or any other source shall be made on the indebtedness, and such determination shall be conclusive upon the undersigned.

     This guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect with respect to each guarantor until written notice by United States registered or certified mail, of its discontinuance as to such guarantor, or of the dissolution of such guarantor, shall have been actually received by the Bank and also until all indebtedness created or existing before receipt of such notice shall have been fully paid. In case of any such discontinuance or dissolution of any guarantor or guarantors and notice thereof to the Bank, this guarantee shall nevertheless continue and remain in force against the other guarantor or guarantors until discontinued as to such other guarantor or guarantors as hereinbefore provided. No compromise, settlement, release or discharge of, or indulgence with respect to, or failure, neglect or omission to enforce or exercise any right against, any one or more guarantors or the fact that at any time or from time to time, all the indebtedness may have been paid in full, shall release or discharge the undersigned.

     The liability hereunder shall nowise be affected or impaired by any of the following, any or all of which may be done or omitted by the Bank in its sole discretion without notice to anyone and irrespective of whether the indebtedness shall be increased or decreased thereby (AND SAID BANK IS HEREBY EXPRESSLY AUTHORIZED AT ITS SOLE DISCRETION TO MAKE FROM TIME TO TIME, WITHOUT NOTICE TO ANYONE) any sale, pledge, surrender, compromise, settlement, exchange, release, renewal, extension, modification, election with respect to any collateral under Section 1111 or any other provision or section of the Bankruptcy Code now existing or hereinafter amended; or other disposition of or with respect to any of said indebtedness or any security or collateral therefor, whether or not such disposition is commercially reasonable or accomplished in a commercially reasonable manner, and such liability shall be nowise affected or impaired by any acceptance by the Bank of any security for, or other guarantors or obligors of any of the indebtedness, or by any forbearance or indulgence by the Bank in the collection of, or any failure, neglect or omission on its part to realize upon any thereof, or to enforce any claims against any person or persons primarily or secondarily liable thereon, or upon any collateral or security therefor, or to enforce any lien upon or right of appropriation of any moneys, credits or property of the Debtor in the possession or control of the Bank, or by any application of payments or credits on the indebtedness. Any act of commission or omission of any kind or at any time upon the part of the Bank with respect to any matter whatsoever shall not in any manner whatsoever affect or impair this guaranty nor the liability thereunder. The undersigned hereby consents to all acts of commission or omission of the Bank hereinabove set forth.

     In order to hold the undersigned (OR ANY THEREOF IF THERE BE MORE THAN ONE GUARANTOR) liable hereunder and to enforce this guaranty, there shall be no obligation on the part of the Bank at any time to resort for payment to the Debtor, or to any other guarantor, or any person, firm or corporation liable for the indebtedness, or to any collateral, security, property, liens or other rights or remedies of the Bank in respect to the indebtedness or any part thereof all of which is hereby expressly waived by the undersigned.

     All diligence in collection, and all presentment for payment, demand, protest and/or notice, as to any and everyone, of protest, dishonor, default or nonpayment, and notice of the creation and existence of any and all of the indebtedness, and of any security therefor, and of the acceptance of this guaranty, or extensions of credit or indulgences hereunder or of any other matters or things whatsoever relating hereto are expressly waived.

     The granting of additional credit from time to time by the Bank to the Debtor in excess of the amount extended to the Debtor at the time this guaranty is executed by the undersigned, without notice to the undersigned, is hereby expressly authorized and shall nowise affect or impair this guaranty.

     Any and all moneys, credits or other property belonging to the undersigned (OR ANY THEREOF IF THERE BE MORE THAN ONE GUARANTOR) in transit to, or in the possession or under the control of Bank, or any agent or bailee of Bank, may, without notice and opportunity to be heard, be appropriated and applied against the liability of the undersigned hereunder. The undersigned does hereby assign and transfer to the Bank any and all cash, negotiable instruments, documents of title, chattel paper, securities, certificates of deposit, deposit accounts, other cash equivalents and other assets of the undersigned in transit to, or in the possession or control of Bank, or any agent or bailee of Bank, for any purpose and apply the same on any or all of the indebtedness. THE
UNDERSIGNED WAIVES EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED MAY NOW HAVE OR HEREAFTER MAY HAVE TO ANY ACTION BY BANK IN ENFORCING THIS GUARANTY, INCLUDING, WITHOUT LIMITATION, EVERY DEFENSE, COUNTERCLAIM OR SETOFF WHICH THE UNDERSIGNED MAY NOW HAVE, OR HEREAFTER MAY HAVE, AGAINST THE DEBTOR OR ANY OTHER PARTY LIABLE TO THE BANK IN ANY MANNER. As further security, any and all debts and liabilities now or hereafter arising and owing to any of the undersigned by the Debtor, or any other party liable to the Bank are hereby subordinated to the Bank's claims and are hereby assigned to the Bank. The undersigned ratifies and confirms whatever Bank may do pursuant to the terms hereof and with respect to any collateral for the indebtedness, and agrees that Bank shall not be liable for any error of judgment or mistakes of fact or law.

     To secure payment of the indebtedness, the undersigned grants to Bank a security interest in all property of the undersigned delivered currently herewith or now or at any time hereafter in the possession or control of the Bank, and all proceeds of all such property and that the indebtedness shall be secured pursuant to that certain Security Agreement, of even date herewith, entered into by the undersigned and the Bank. The undersigned agrees that the Bank shall have the rights and remedies of a secured party under the Uniform Commercial Code of Illinois with respect to all of the aforesaid property, including, without limitation thereof, the right to sell or otherwise dispose of any or all of such property. The Bank may without notice to anyone, apply or set off any balances, credits, deposits, accounts, moneys or other indebtedness at any time credited by or due from the Bank to any of the undersigned against the amounts due hereunder. Any notification of intended deposition of any property required by law shall be deemed reasonably and properly given if given at least five (5) calendar days before such deposition.

     Should a claim ("RECOVERY CLAIM") be made upon the Bank at any time for recovery of any amount received by the Bank in payment of the indebtedness (WHETHER RECEIVED FROM THE DEBTOR, THE UNDERSIGNED PURSUANT HERETO, OR OTHERWISE) and should the Bank repay all or part of said amount by reason of (1) any judgment, decree, or other of any court or administrative body having jurisdiction over the Bank or any of its property; or (2) any settlement or compromise of any such Recovery Claim effected by the Bank with the claimant (INCLUDING THE DEBTOR), the undersigned shall remain jointly and severally liable to the Bank for the amount so repaid to the same extent as if such amount had never originally been received by the Bank, notwithstanding any termination hereof or the return of this document to any of the undersigned or the cancellation of any note or other instrument evidencing any of the indebtedness.

     In the event the Bank shall sell, assign or transfer the indebtedness, or any part thereof, or grant participations therein, each and every immediate or remote successive assignee, transferee, holder of or participant therein, of all or any part of the indebtedness shall have the right to enforce this guaranty by suit or otherwise for the benefit of such assignee, transferee holder or participant, as fully as if such assigned, transferee holder or participant were herein by name specifically given such rights, powers and benefits; but the Bank shall have a unimpaired, prior and superior right to enforce this guaranty for its benefit as to so much of the indebtedness as it has not sold, assigned or transferred.

     No release  or  discharge  of  any  one or more of the undersigned (IF
THERE BE MORE THAN ONE GUARANTOR), or of any other person, whether primarily or secondarily liable for and obligated with respect to the indebtedness, or the institution of bankruptcy, receivership, insolvency, reorganization, dissolution or liquidation proceedings by or against any such guarantor or person, or the entry of any restraining or other order in any such proceeding, shall release or discharge the undersigned or any other guarantor of the indebtedness, or any other person, firm or corporation liable to the Bank for the indebtedness, unless and until all of the indebtedness shall have been fully paid.

     No delay on the part of the Bank in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Bank of any right or remedy shall preclude other or further exercise thereof, or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this guaranty be binding upon the Bank except as expressly set forth in a writing duly signed and delivered on behalf of the Bank. No action of the Bank permitted hereunder shall in any way affect or impair the rights of the Bank and the obligation of the undersigned under this guaranty.

     This guaranty has been delivered at Chicago, Illinois, and shall be construed according to the laws of the State of Illinois, in which State it shall be performed by the undersigned. All actions arising directly or indirectly as a result of a consequence of this guaranty shall be instituted and litigated only in courts having situs in the City of Chicago, Illinois, and the undersigned hereby consents to the jurisdiction of any State or Federal Court located and having its situs in said city.

     Wherever possible each provision of this guaranty shall be interpreted in such manner as to the effective and valid under applicable law, but if any provision of this guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this guaranty.

     It is agreed that the undersigned's liability hereunder is several and is independent of any other guaranties at any time in effect with respect to all or any part of the Debtor's indebtedness to the Bank, and that the undersigned's liability hereunder may be enforced regardless of the existence of any such guaranties.

     This guaranty, and each and every part hereof, shall be binding upon the undersigned (JOINTLY AND SEVERALLY IF THERE BE MORE THAN ONE GUARANTOR) and upon the heirs, legal representatives, successors and assigns of the undersigned, and shall inure to the benefit of the Bank, its successors and assigns.

     The undersigned represents that it is a corporation duly organized, existing and in good standing under the laws of the state of Illinois, and that the execution and delivery of this guaranty and the performance of the obligations it imposes are within its corporate powers, have been duly authorized by all necessary action of its board of directors, and do not contravene the terms of its Articles of Incorporation or bylaws. The undersigned represents that the execution and delivery of this guaranty and the performance of the obligations it imposes (i) do not violate any law and do not conflict with any agreement by which it is bound, (ii) that no consent or approval of any governmental authority or any third party is required in connection with the execution or delivery of this guaranty or the performance of the obligations it imposes, (iii) there are no actions, suits or proceedings pending, or to the best of the undersigned's knowledge threatened against the undersigned before any court or governmental department, commission, board, bureau agency or instrumentality, domestic or foreign, which, if determined adversely would have a material adverse effect on the assets, business or financial condition of the undersigned and (iv) that this guaranty is a valid and binding agreement, enforceable according to its terms. The undersigned represents that all balance sheets, profit and loss statements, and other information, if any, furnished to the Bank are accurate and fairly reflect the financial condition of the organizations and persons to which they apply on their effective dates, including contingent liabilities of every type, which financial condition has not changed materially and adversely since those dates. The undersigned further represents that it has good and marketable title to all of its property and assets, free and clear of any security interests, mortgages, liens or other encumbrances other than those in favor of the Bank.

     UNTIL THE INDEBTEDNESS HAS BEEN DISCHARGED AND PAID IN FULL AND ALL COMMITMENTS TO LEND THEREUNDER TERMINATED, THE UNDERSIGNED HEREBY SUBORDINATES IN RIGHT OF PAYMENT TO THE PRIOR PAYMENT OF THE INDEBTEDNESS TO THE BANK ANY RIGHTS THE UNDERSIGNED MAY HAVE OR ACQUIRE BY WAY OF SUBROGATION UNDER THIS GUARANTY BY ANY PAYMENT MADE HEREUNDER AND ANY RIGHT OF REIMBURSEMENT OR CONTRIBUTION AGAINST THE DEBTOR WHICH THE UNDERSIGNED MAY HAVE IN CONNECTION WITH THE PAYMENT OF THE INDEBTEDNESS, INTEREST AND FEES AND EXPENSES BY THE UNDERSIGNED TO THE BANK.

     THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING (i) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED IN CONNECTION HEREWITH, OR (ii) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS GUARANTY, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     SIGNED AND SEALED by the undersigned at Chicago, Illinois, as of the ____ day of December, 1996.


                                   BRITISH LINKS ACQUISITION CORP.


                                   By:_______________________________
                                   Its:_______________________________



                    OFFICER'S CERTIFICATE AS TO
                  NO DEFAULT AND RELATED MATTERS



      I, Arnold M. Anderson, as the duly elected Chief Executive Officer and Chairman of the Board of Directors of Successories, Inc. (f/k/a Celex Group, Inc.), Celebrating Excellence, Inc. and Successories of Illinois, Inc. (collectively, the "Companies"), on behalf of such Companies as such officer, to induce American National Bank and Trust Company of Chicago ("Bank") to extend financial accommodations pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") dated as of July 31, 1995 as amended by that certain First Amendment to Credit Agreement, dated September 25, 1995, that certain Second Amendment to Credit Agreement, dated February 7, 1996, that certain Third Amendment to Credit Agreement, dated May 1, 1996, and that certain
Waiver No. 9, Consent No. 1 and Fourth Amendment to Amended and Restated Credit Agreement, of even date herewith, in each case among the Companies and Bank do hereby certify on behalf of the Companies to Bank that, as of the date hereof:

          (i) There exists no Default or Event of Default under the Credit Agreement or the Security Documents (as that term is defined in the Credit Agreement); and

          (ii) The representations and warranties of the Companies set forth in the Credit Agreement and the Security Documents are true and correct in all material respects.

                                Dated as of the ___ day of December, 1996.


                                _____________________________________





                    OFFICER'S CERTIFICATE AS TO
                  NO DEFAULT AND RELATED MATTERS




        I, Arnold M. Anderson, as the duly elected Chief Executive Officer and Chairman of the Board of Directors of Successories, Inc. (f/k/a Celex Group, Inc.), Celebrating Excellence, Inc. and Successories of Illinois, Inc. (collectively, the "Companies"), on behalf of such Companies as such officer, to induce American National Bank and Trust Company of Chicago ("Bank") to extend financial accommodations pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") dated as of July 31, 1995 as amended by that certain First Amendment to Credit Agreement, dated September 25, 1995, that certain Second Amendment to Credit Agreement, dated February 7, 1996, that certain Third Amendment to Credit Agreement, dated May 1, 1996, that certain Waiver No. 9, Consent No. 1 and Fourth Amendment to Amended and Restated Credit Agreement, dated December 16, 1996, and that certain Fifth Amendment to Amended and Restated Credit Agreement, of even date herewith, in each case among the Companies and Bank do hereby certify on behalf of the Companies to Bank that, as of the date hereof:

             (i) There exists no Default or Event of Default under the Credit Agreement or the Security Documents (as that term is defined in the Credit Agreement); and

             (ii) The representations and warranties of the Companies set forth in the Credit Agreement and the Security Documents are true and correct in all material respects.

                                 Dated as of the 17th day of December, 1996.


                                 _____________________________________




                    OFFICER'S CERTIFICATE AS TO
                  NO DEFAULT AND RELATED MATTERS



       I,   James  M.  Beltrame,  as  the  duly elected President and Chief
Operating Officer of Successories, Inc. (f/k/a Celex Group, Inc.), Celebrating Excellence, Inc. and Successories of Illinois, Inc. (collectively, the "Companies"), on behalf of such Companies as such officer, to induce American National Bank and Trust Company of Chicago ("Bank") to extend financial accommodations pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") dated as of
July 31, 1995 as amended by that certain First Amendment to Credit Agreement, dated September 25, 1995, that certain Second Amendment to Credit Agreement, dated February 7, 1996, that certain Third Amendment to Credit Agreement, dated May 1, 1996, that certain Waiver No. 9, Consent No. 1 and Fourth Amendment to Amended and Restated Credit Agreement, dated
December 16, 1996 and that certain Fifth Amendment to Amended and Restated Credit Agreement, of even date herewith, in each case among the Companies and Bank do hereby certify on behalf of the Companies to Bank that, as of the date hereof:

            (i) There exists no Default or Event of Default under the Credit Agreement or the Security Documents (as that term is defined in the Credit Agreement); and

            (ii) The representations and warranties of the Companies set forth in the Credit Agreement and the Security Documents are true and correct in all material respects.

                                 Dated as of the 17th day of December, 1996.


                                 _____________________________________




                    OFFICER'S CERTIFICATE AS TO
                  NO DEFAULT AND RELATED MATTERS



       I,   James  M.  Beltrame,  as  the  duly elected President and Chief
Operating Officer of Successories, Inc. (f/k/a Celex Group, Inc.), Celebrating Excellence, Inc. and Successories of Illinois, Inc. (collectively, the "Companies"), on behalf of such Companies as such officer, to induce American National Bank and Trust Company of Chicago ("Bank") to extend financial accommodations pursuant to that certain Amended and Restated Credit Agreement (the "Credit Agreement") dated as of
July 31, 1995 as amended by that certain First Amendment to Credit Agreement, dated September 25, 1995, that certain Second Amendment to Credit Agreement, dated February 7, 1996, that certain Third Amendment to Credit Agreement, dated May 1, 1996, and that certain Waiver No. 9, Consent
No. 1 and Fourth Amendment to Amended and Restated Credit Agreement, of even date herewith, in each case among the Companies and Bank do hereby certify on behalf of the Companies to Bank that, as of the date hereof:

             (i) There exists no Default or Event of Default under the Credit Agreement or the Security Documents (as that term is defined in the Credit Agreement); and

             (ii) The representations and warranties of the Companies set forth in the Credit Agreement and the Security Documents are true and correct in all material respects.

                                 Dated as of the ___ day of December, 1996.


                                 _____________________________________




                         PLEDGE AGREEMENT

                        (Subsidiary Stock)


                                   THIS  PLEDGE   AGREEMENT   dated  as  of
December __, 1996 (this "Pledge Agreement"), given by Successories, Inc. (f/k/a Celex Group, Inc.), an Illinois corporation (the "Company"), in favor of American National Bank and Trust Company of Chicago, a national banking association (the "Bank").

                       W I T N E S S E T H:

       WHEREAS, the Company has entered into an Amended and Restated Credit Agreement, dated as of July 31, 1995 (as amended, extended, modified or supplemented from time to time, the "Credit Agreement"), with the Bank pursuant to which the Bank may make loans to the Company; and

       WHEREAS, as a condition to the Bank's advances to the Company under the Credit Agreement, the Company is required, among other things, to pledge to the Bank and grant a first-priority security interest to the Bank in and to 100% of the issued and outstanding capital stock of, among other things, British Links Acquisition Corp., an Illinois corporation and B.L.G.C., Inc., a Texas corporation (collectively the "Pledged Subsidiaries" and each individually a "Pledged Subsidiary").

        NOW, THEREFORE, for value received and pursuant to the Credit Agreement, the Company hereby grants a first-priority security interest in and to, and herewith delivers to the Bank stock certificates representing, 100% of the issued and outstanding capital stock of the Pledged Subsidiaries (said shares of stock, together with any other shares and securities from time to time receivable or otherwise distributed in respect of or in exchange for any or all of such shares, being called the "Pledged Stock"), to secure, (a) the payment of all obligations of the Company to the Bank for principal and interest thereon under the Credit Agreement, (b) the Amended and Restated Revolving Note, dated as of May 1, 1996, in the original principal amount of $2,500,000; (c) the Amended and Restated Term Note, dated as of May 1, 1996, in the original principal amount of $9,000,000; (d) the performance of the covenants herein  contained  and  any  monies  expended  by  the  Bank  in connection
therewith;  (e)  the  payment   of   all  obligations  and  the performance
of all covenants of the Company under the Credit Agreement, Collateral Assignment of Partnership Interest, dated as of October 25, 1994, the Security Agreement, dated as of July 31, 1995, the Trademark Security Agreement dated July 31, 1995, the Copyright Security Agreement, dated
July 31, 1995 and any other documents, agreements or instruments between the Company and the Bank given in connection therewith; and (f) any and all other indebtedness, obligations and liabilities of any kind of the Company to the Bank, now or hereafter existing, direct or indirect (including, without limitation, any participation interest acquired by the bank in any such indebtedness, obligations or liabilities of the Company to any other person), absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, and whether incurred by the Company as principal, surety, endorser, guarantor, accommodation party or otherwise (all of the aforesaid indebtedness, obligations and liabilities of the Company being herein called the "Secured Obligations", and all of the documents, agreements and instruments between the Company and the Bank evidencing or securing the repayment of, or otherwise pertaining to the Secured Obligations being herein collectively called the "Operative Documents").

      The   Company   further  represents  and warrants to, and agrees with,
the Bank as follows:

          1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants that the Pledged Stock is represented by the stock certificate or certificates described below, and that such stock certificate or certificates, accompanied by an instrument of assignment or transfer duly executed in blank by the Company as the owner named in such stock certificate or certificates, have been delivered to the Bank by the Company:

                DESCRIPTION OF STOCK CERTIFICATE

             ______ shares of common stock of British Links Acquisition Corp. represented by certificate nos. _______________; and ______ shares of common stock of B.L.G.C., Inc. represented by certificate nos. __________________. The Company further represents and warrants that the Pledged Stock is duly authorized and validly issued, fully paid and nonassessable and constitutes all of the issued and outstanding shares of, respectively, British Links Acquisition Corp. and B.L.G.C., Inc. and that the Company is the legal and beneficial owner of the Pledged Stock, free and clear of all liens other than the lien of Bank hereunder, with full right and power to deliver, pledge and assign the Pledged Stock to the Bank hereunder, and that the pledge of the Pledged Stock pursuant to this Pledge Agreement creates in favor of the Bank a valid and perfected first priority security interest in the Pledged Stock enforceable against the Company and all third parties and securing the payment of the Secured
Obligations.   Without  limiting  the foregoing,   the   Company   hereby
incorporates by reference all the representations and warranties contained in Article IV of the Credit Agreement.

        2. TITLE; STOCK RIGHTS, DIVIDENDS, ETC. The Company will warrant and defend the Bank's title to the Pledged Stock, and the liens therein created, against all claims of all persons, and will maintain and preserve
such security interest.   It is understood and agreed that the collateral
hereunder includes any stock rights, stock dividends, liquidating dividends, new securities, payments, distributions and proceeds (including cash dividends and sale proceeds) and other property to which the Company may become entitled by reason of the ownership of the Pledged Stock during the existence of this Pledge Agreement, and any such property received by the Company shall be held in trust and forthwith delivered to the Bank to be held hereunder in accordance with the terms of this Pledge Agreement.

        3. REGISTRATION  RIGHTS.   If any Pledged Subsidiary at any time or
from time to time proposes to register any of its securities under the Securities Act of 1933, or any analogous foreign law, the Company will at each such time give notice to the Bank of the Pledged Subsidiary's intentions so to do. Upon the request of the Bank, given thirty (30) days after receipt of such notice, the Company will cause all Pledged Stock to be included in the registration statement proposed to be filed, all to the extent requisite to permit the public sale or other public disposition of such Pledged Stock so registered by the holders thereof. The costs and expenses of all such registrations and qualifications under said Act or any analogous foreign law shall be paid by the Company or the Pledged Subsidiary, except that underwriting discounts and commissions in respect of any Pledged Stock sold pursuant to any such registration statement shall be borne by the sellers thereof. As expeditiously as possible after the effective date of any such registration statement, the Company will deliver in exchange for any certificates representing shares of Pledged Stock so registered pursuant to such registration, which bear any restrictive legend, new Pledged Stock certificates not bearing such legend or any similar legend. In the event of any such registration, the Company hereby agrees to indemnify and hold harmless the Bank as pledgee of the Pledged Stock against any losses, claims, damages or liabilities to which the Bank may become subject to the extent that such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement, and any preliminary prospectus or filed prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact or required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Bank for any legal or other expenses reasonably incurred by the Bank in connection with investigating or defending any such loss, claim, damage or liability. The indemnifications contained in this paragraph shall include each person, if any, who controls the Bank.

        4. EVENTS OF DEFAULT; REMEDIES.

          (a) Upon the occurrence of any Event of Default under the Credit Agreement, the Bank shall have all of the rights and remedies provided by law and/or by this Pledge Agreement, including but not limited to all of the rights and remedies of a secured party under the Illinois Uniform Commercial Code, and the Company hereby authorizes the Bank to sell all or any part of the Pledged Stock at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including the reasonable attorneys' fees and disbursements incurred by the Bank) and then to the payment of
               the other Secured Obligations as set  forth  below.   Any
               requirement of reasonable notice shall be met if the Bank sends such notice to the Company, by registered or certified mail, at least 5 days prior to the date of sale, disposition or other event giving rise to the required notice. The Bank may be the purchaser at any such sale. The Company expressly authorizes such sale or sales of the Pledged Stock in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing indebtedness or other obligations owed to the Bank. The Bank shall be under no obligation to preserve rights against prior parties.

           (b) The Company hereby waives as to the Bank any right of subrogation or marshalling of such stock and other collateral for indebtedness or other obligations owed to the Bank. To this end, the Company hereby expressly agrees that any such collateral or other security of the Company or any other party which the Bank may hold, or which may come to it or its possession, may be dealt with in all respects and particulars as though this Pledge Agreement were not in existence. The Company agrees and acknowledges that because of applicable securities laws, the Bank may not be able to effect a public sale of the Pledged Stock and sales at a private sale may be on terms less favorable than if such securities were sold at a public sale and may be at a price less favorable than a public sale. The Company agrees that all such private sales made under the foregoing circumstances conducted reasonably and in good faith by the Bank shall be deemed to have been made in a commercially reasonable manner.

       5. ADDITIONAL  REMEDIES;  IRREVOCABLE  PROXY.

          (a) Upon the occurrence of any default under the Operative Documents, the Bank shall have also the right to vote the Pledged Stock on all questions after giving notice to the Company of its election to exercise such rights. In the absence of any such default, the Company shall have the right to vote the Pledged Stock on all questions, PROVIDED that voting by the Company of the Pledged Stock shall be in conformity with performance of the obligations of the Company under the Operative Documents. The Pledgor hereby irrevocably constitutes American National Bank and Trust Company of Chicago as its true and lawful attorney to execute a voting proxy in respect of the pledged stock of Celex Successories Inc.

          (b) Whenever a default under any Operative Document has occurred, the Bank may transfer into its name, or into the name of its nominee or nominees, any or all of the Pledged Stock and, as provided above, may vote any or all of the Pledged Stock (whether or not so transferred) and may otherwise act with respect thereto as though it were the outright owner thereof, the Company hereby irrevocably constituting and appointing the Bank as the proxy and attorney-in-fact of the Company, with full power of substitution, to do so.

          (c) Following a default under any Operative Document, it is acknowledged that the Bank may vote the Pledged Stock to remove the directors and officers of any Pledged Subsidiary or any of them, and to elect new directors and officers of the Pledged Subsidiary, who thereafter shall manage the affairs of the Pledged Subsidiary, operate its properties and carry on its business and otherwise take any action with respect to the business, properties and affairs of the Pledged Subsidiary which such new directors shall deem necessary or appropriate, including, but not limited to, the maintenance, repair, renewal or alteration of any or all of the properties of the Pledged Subsidiary, the leasing, subleasing, sale or other disposition of any or all of such properties, the borrowing of money on the credit of the Pledged Subsidiary, and the employment of attorneys, agents or other employees deemed by such new directors to be necessary for the proper operation, conduct, winding up or liquidation of the business, properties and affairs of the Pledged Subsidiary, and all revenues from the operation, conduct, winding up or liquidation of the business, properties and affairs of the Pledged Subsidiary after the payment of expenses thereof shall be applied to the payment of the Secured Obligations.

          (d) The Company agrees that the proxy granted in this paragraph 5 is coupled with an interest and is and shall be both valid and irrevocable so long as the Pledged Stock is subject to this Pledge Agreement. The Company further acknowledges that the term of said proxy may exceed three years from the date hereof.

       6. REMEDIES CUMULATIVE. No right or remedy conferred upon or reserved to the Bank under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Bank under any Operative Document or under applicable law may be exercised from time to time and as often as may be deemed expedient by the Bank. To the extent that it lawfully may, the Company agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may effect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

     7. EXPENSES. The Company agrees to pay and reimburse the Bank for and indemnify and hold it harmless against all reasonable costs, expenses, state, local, federal or foreign taxes and fees (including reasonable attorneys' fees and disbursements) and any liability incurred in connection with the administration and enforcement of this Pledge Agreement,including without limitation the assignment, transfer and delivery of the Pledged Stock to the Company pursuant to paragraph 5. Such undertaking of the Company shall survive the termination of this Pledge Agreement.

     8. TERMINATION. This Pledge Agreement shall terminate upon payment in full and the performance and satisfaction of all Secured Obligations, and upon such termination the Bank shall assign, transfer and deliver without recourse and without warranty the Pledged Stock to the Company (and any property received in respect thereof) as has not theretofore been sold or otherwise applied pursuant to the provisions of this Pledge Agreement.

     9. GOVERNING LAW. This Pledge Agreement is a contract made under, and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State. The Company agrees that any legal action or proceeding with respect to this Pledge Agreement may be brought in any court of the State of Illinois or in any court of the United States sitting in Illinois and the Company hereby submits to and accepts generally and unconditionally the jurisdiction of those courts with respect to its person and property, and irrevocably consents to the service of process in connection with any such action or proceeding by personal delivery to the Company or by the mailing thereof by registered or certified mail, postage prepaid, at the address set forth in
Section 7.2 of the Credit Agreement.

     10. WAIVER  OF  JURY  TRIAL.   THE BANK AND THE COMPANY, AFTER
CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS PLEDGE AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER OF THEM. NEITHER THE BANK NOR THE COMPANY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE BANK OR THE COMPANY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

     IN WITNESS WHEREOF, the Company has caused this Pledge Agreement to be duly executed as of the day and year first above written.

                           SUCCESSORIES, INC. (f/k/a Celex Group, Inc.), an Illinois corporation



                           By____________________________
                           Its_________________________




                        SECURITY AGREEMENT



       THIS SECURITY AGREEMENT, dated as of December __, 1996 (this "Security Agreement"), is entered into by British Links Acquisition Corp., an Illinois corporation (the "Company"), in favor of American National Bank and Trust Company of Chicago, a national banking association (the "Bank").

                            WITNESSETH:

       Pursuant  to  that certain  Amended and  Restated  Credit  Agreement,
dated  July  31,  1995,  by   and  among Successories,  Inc.  (f/k/a  Celex
Group, Inc.) an Illinois corporation, Successories of Illinois, Inc., an Illinois corporation, and Celebrating Excellence, Inc., an Illinois corporation (collectively the "Borrowers") and the Bank (as amended, extended, modified or supplemented from time to time, the "Credit Agreement"), the Bank shall extend credit to the Borrowers for the Borrowers' general corporate purposes supported by, among other things, the Company's Guaranty, of even date herewith entered into in favor of the Bank (the "Guaranty") the obligations under which Guaranty shall be secured by all of the Company's personal property. The Company is desirous of granting to Bank a security interest in all of the Company's personal property of whatsoever nature.

       To   induce   the  Bank  to  extend credit, from which the Company
benefits, the Company has agreed to grant to the Bank the security interests hereinafter set forth and to enter into the agreements hereinafter set
forth.   Capitalized  terms appearing  herein without definition shall have the meaning ascribed thereto  in  the  Credit Agreement.

       NOW, THEREFORE, to secure the payment of (a) all sums owing under the Guaranty; (b) that certain Amended and Restated Revolving Note, in the original principal amount of $2,500,000 dated as of May 1, 1996 and that certain Amended and Restated Term Note in the original principal amount of $9,000,000, dated as of May 1, 1996, in each case evidencing the Borrowers' obligations to the Bank for monies lent to the Borrowers
(collectively,  as  amended,  extended,   modified   or supplemented  from
time to time, the "Notes"), (c) the performance of the covenants herein contained and any monies expended by the Bank in connection therewith, (d) the payment of all obligations and performance of all covenants of the Company under any other documents, agreements or instruments between the Company and the Bank given in connection therewith, and (e) any and all other indebtedness, obligations and liabilities of any kind of the Company to the Bank, now or hereafter existing, direct or indirect (including without limitation any participation interest acquired by the Bank in any such indebtedness, obligations or liabilities of the Company to any other person), absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, and whether
incurred   by  the  Company  as  principal,  surety,  endorser,  guarantor, accommodation party or otherwise (all of the aforesaid indebtedness, obligations and liabilities of the Company being herein called the "Secured Obligations", and all of the documents, agreements and instruments between the Company and the Bank evidencing or securing the repayment of, or otherwise pertaining to the Secured Obligations being herein collectively called the "Operative Documents"), for value received and pursuant to the Notes and the Credit Agreement, the Company hereby grants, assigns and transfers to the Bank a first-priority security interest in and to the following described property whether now owned or existing or hereafter
acquired  or  arising  and  wherever  located  (all   of  which  is  herein
collectively called the "Collateral"):

        All of the Company's right, title and interest in, to and under the following, wherever located, whether now or hereafter acquired or arising, together with all replacements therefor, and all proceeds (including insurance proceeds) and products thereof: all (1) Receivables,
(2) Inventory, (3) Equipment and (4) Business Records in each case as more particularly described below:

        The term "Receivables" means all the following classifications of collateral (as the following terms are defined in the Illinois Uniform Commercial Code as such Code is in effect on the date hereof) of the
Company,  whether  now  existing  or  arising in the future:    accounts,
general   intangibles,   chattel  paper,  documents, instruments (including
without limitation all contract rights, all accounts receivable, all monies and claims for money due or to become due Company, and all other obligations of any kind at any time owing to Company, and further including without limitation all state and federal tax refunds, pension refunds, deposit accounts, all franchises, patents, trademarks, service marks, trade names and copyrights, all royalties or like payments pursuant thereto, all licenses thereof and the goodwill related thereto, the Company's interest in any lease of real or personal property, and all proceeds of insurance applicable to any of the foregoing) and all proceeds of the foregoing, as
well as all security which Company has for   any  of these Receivables,  and
all of Company's rights to any goods or other property sold or leased which may be represented by such Receivables.

      The term "Inventory" means all inventory as that term is defined in the Illinois Uniform Commercial Code as such Code is in effect on the date hereof, including, without limitation, all goods intended for sale or lease by Company, or to be furnished by Company under contracts of sale or service, all raw materials, goods in process, finished goods, materials and supplies of every nature used or useable in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods, and shall also include all documents evidencing or representing the same, and all proceeds of such collateral. Bank's security interest in Inventory will continue through all stages of manufacture and will, without further act, attach to raw materials, to goods in process, to the finished goods, to the Receivables or other proceeds resulting from the sale or other disposition of Inventory, to all such Inventory as may be returned to Company by its customers, and all proceeds of insurance arising from loss or damage to any Inventory.

      The    term    "Equipment"   means   all equipment,  fixtures,
chattels, machinery, furniture and like personal property owned by Company, now or in the future, bought for or used by Company in Company's business, or in which Company obtains rights of any kind, including rights under any lease, whether a true lease or a lease intended as security, and wherever such collateral is located, including without limitation all such collateral located. The Equipment also includes, but is not limited to, all accessories, machinery parts and appurtenances attached, kept, used or intended for use in connection with any equipment and fixtures and all apparatus, tools, supplies, materials, blue prints, books, records and plans.

      The term "Business Records" means all of Company's books of accounts, ledgers, computer software, computer printouts and other computerized records and cabinets in which there are reflected or maintained the Receivables or Inventory in which the Bank has a security interest, or which relate to any other security the Bank may hold from Company and all supporting evidence and documents relating to such security in the form of written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies,
delivery  receipts,  notes   and   other   evidences   of indebtedness,
insurance certificates and the like.

      11. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The Company further represents, warrants, covenants, and agrees with the Bank as follows:

           a) OWNERSHIP OF COLLATERAL; SECURITY INTEREST PRIORITY At the time any Collateral becomes subject to a security interest of the Bank hereunder, unless the Bank shall otherwise consent, the Company shall be deemed to have represented and warranted that (i) the Company is the lawful owner of such Collateral and has the right and authority to subject the same to the security interest of the Bank; (ii) except as expressly permitted by the Credit Agreement, none of the Collateral is subject to any lien other than that in favor of the Bank and there is no effective financing statement covering any of the Collateral on file in any public office, other than in favor of the Bank. This Security Agreement creates in favor of the Bank a valid and perfected first-priority security interest in the Collateral enforceable against the Company and all third parties and securing the payment of the Secured Obligations and all filings and other actions necessary or desirable to create, preserve or perfect such security interests have been duly taken.

           b)   FINANCIAL  STATEMENTS.   All  financial  statements,  balance
                sheets, earning statements and valuations of Collateral and other financial data which have been furnished in connection herewith do fairly represent the financial condition of Company and the value of the Collateral at the time of any disbursement hereunder.

           c) LOCATION OF OFFICES AND COLLATERAL. The Company's chief executive office and chief place of business and the office where the Company keeps its records concerning its accounts, contract rights, chattel paper, instruments, general intangibles and other obligations arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise ("Receivables"), and all originals of all Leases and other chattel paper which evidence Receivables, are located in the State of Illinois, County of
                DuPage at 919 Springer Drive, Lombard, Illinois  60148.   The
                Company will provide the Bank with prior written notice of any proposed change in the location of its chief executive office and will not change the location of its chief executive office without the prior written consent of the Bank. The Company's only other offices and facilities are at the locations set forth in Schedule 1(d)(i) hereto. The Company will provide the Bank with prior written notice of any change in the locations of its other offices and the facilities. The tax identification number of the Company is _________________. The name of the Company is British Links Acquisition Corp., and the Company operates under no other names. The Company shall not change its name without the prior written consent of the Bank, except that the Company may change its name to "British Links Golf Classics, Inc." with ten (10) days advance written notice to the Bank and shall promptly furnish the Bank with a copy of the amendment to the Company's Articles of Incorporation related to such name change, certified by the Secretary of State of Illinois. All Collateral consisting of inventory is, and will be, located at the locations listed on Schedule 1(d)(ii) hereto, and at no other locations without the prior written consent of the Bank. All Collateral consisting of fixtures, machinery or equipment, is, and will be, located at the locations listed on Schedule 1(d)(iii) hereto, and at no other locations without the prior written consent of the Bank. If the Collateral described in clauses (ii) or
                (iii) is kept at leased locations or warehoused, the Company has obtained appropriate landlord's lien waivers or appropriate warehousemen's notices have been sent, each satisfactory to the Bank, unless waived by the Bank.

           d) LIENS, ETC. Except as expressly permitted by the Credit Agreement, the Company will keep the Collateral free at all times from any and all liens, security interests or encumbrances (including, without limitation, liens, security interests and encumbrances junior to the Bank) other than those consented to in writing by the Bank. The Company will not, without the prior written consent of the Bank, sell or lease, or permit or suffer to be sold or leased, any of the Collateral except inventory sold in the ordinary course of the Company's business. The Bank, its agents or attorneys may at any and all reasonable times inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is or might be kept or located.

           e)   INSURANCE.   The  Company shall require that all tangible
                Collateral be insured at all times against loss by theft,
                fire and other casualties. Said insurance shall be issued by a company satisfactory to the Bank and shall be in amounts sufficient to protect the Bank against any and all loss or
                damage  to  the  Collateral.   The policy or policies which
                evidence said insurance shall be delivered to the Bank, shall contain a loss payable clause in favor of the Bank, shall name the Bank as an additional insured, as its interest may appear, shall not permit amendment, cancellation or termination without giving the Bank at least 30 days prior written notice thereof, and shall otherwise be in form and substance satisfactory to the Bank. Reimbursement under any liability insurance maintained by the Company pursuant to this paragraph 1(e) may be paid directly to the person who shall have incurred liability covered by such insurance.
                In case of any loss involving loss to tangible Collateral when the next succeeding sentence is not applicable, the Company shall make or cause to be made the necessary repairs to or replacements of such tangible Collateral and any proceeds of insurance maintained by the Company pursuant to this paragraph 1(e) shall be paid to the Company as reimbursement
                for the costs of such repairs or replacements.   Upon  the
                occurrence and during the continuance of an Event of Default or the actual or constructive total loss of any tangible Collateral, all insurance payments in respect of such tangible Collateral shall be paid to and applied by the Bank as specified in paragraph 3.

           f)   TAXES,  ETC.   The  Company  will  pay  promptly,  and within
                the time that they can be paid without interest or penalty, any taxes, assessments and similar imposts and charges, not being contested in good faith, which are now or hereafter may become a lien, charge or encumbrance upon any of the Collateral. If the Company fails to pay any such taxes, assessments or other imposts or charges in accordance with this Section, the Bank shall have the option to do so and the Company agrees to repay forthwith all amounts so expended by the Bank with interest at the rate provided
                for in the Notes on overdue principal.   The  Bank,  in
                making any payment hereby authorized relating to the Collateral, taxes and assessments thereon, the Equipment, and/or any encumbrance or lien, may make such payment according to any bill, statement or estimate without inquiry into the validity of any such tax, assessment, sale, forfeiture, tax lien, title or claim thereof, validity or amount of any claim or lien which may be asserted and, in connection with the rental, operation or management of the Collateral or the payment of such costs and expenses, may do so in such amounts and to such persons as Bank may deem appropriate and may enter into such contracts therefor as it may deem appropriate or may perform the same itself.

           g) FURTHER ASSURANCES. The Company will do all acts and things and will execute all financing statements and writings requested by the Bank to establish, maintain and continue a perfected and valid security interest of the Bank in the Collateral, and will promptly on demand pay all reasonable costs and expenses of filing and recording all instruments, including the costs of any searches deemed necessary by the Bank to establish and determine the validity and the priority of the Bank's security interests. The Company hereby appoints the Bank as its attorney-in-fact for the purpose of performing any of the acts required or permitted by this Subsection (g), and such power of attorney shall be irrevocable and coupled with an interest.

           h) MAINTENANCE OF TANGIBLE COLLATERAL. The Company will maintain and preserve, or require each lessee to maintain and preserve, the tangible Collateral in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or, in the case of any loss or damage to any of the tangible Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements made in connection therewith which are necessary or desirable to such end.

           i)   SPECIAL RIGHTS REGARDING ACCOUNTS RECEIVABLE.   Upon  an
                occurrence of an event of default, the Bank or any of its agents may, at any time from time to time in its sole discretion, notify the Company's account debtors of the security interest of the Bank in the Collateral and/or direct such account debtors that all payments in connection with such Leases and the Collateral be made directly to the Bank in the Bank's name. As used herein, the term "account debtors" shall include, without limitation, any
                customer, franchisee, or any lessee  under  any  lease.   If
                the Bank or any of its agents shall collect such obligations directly from the Company's account debtors, the Bank or any of its agents shall have the right to resolve any disputes relating to account receivable directly with the Company's account debtors in such manner and on such terms as the Bank or any of its agents shall deem appropriate. The Company directs and authorizes any and all of its present and future account debtors to comply with requests for information from the Bank, the Bank's designees and agents and/or auditors, relating to any and all business transactions between the Company and the Company's account debtors. The Company further directs and authorizes all of its account debtors upon receiving a notice or request sent by the Bank or the Bank's agents or designees to pay directly to the Bank any and all sums of money or proceeds now or hereafter owing by the Company's account debtors to the Company, and any such payment shall act as a discharge of any debt of such account debtor to the Company in the same manner as if such payment had been made directly to the
                Company.   The  Company  agrees to take any and all action as
                the Bank may request to assist the Bank in exercising the rights described in this Section. The Bank shall have the right, but not the duty to lease, operate and manage the Equipment and any accessories thereon and pay operating costs and expenses, including management fees, of every kind and nature in connection therewith, so that the Equipment shall be operational and usable for its intended purposes.

     12. EVENTS OF DEFAULT. An event of default hereunder shall include the occurrence of any of:

          a) The occurrence of any Event of Default under the Guaranty, the Notes or the Credit Agreement.

          b) Material default or breach by the Company of any of its representations, warranties, covenants or agreements set forth herein.

          c) The entry or execution of a levy, by execution or other legal process, judgment lien or tax lien upon the interest in property of the Company or any guarantor of the Secured Obligations ("Guarantor") unless contested in good faith by appropriate proceedings, the effect of which is to stay enforcement thereof.

          d) The adjudication of the Company or any Guarantor as an involuntary bankrupt, or the entry of a decree or order approving as properly filed a petition or answer filed against the Company or any Guarantor seeking reorganization of the Company or any Guarantor under the Federal Bankruptcy Laws or any state insolvency or bankruptcy law, as now or hereafter amended, if such proceeding is instituted against the Company or any Guarantor and is being contested by the Company or any Guarantor, as the case may be, in good faith by appropriate proceedings, such proceedings shall remain undismissed or unstayed for a period of sixty (60) days.

          e) The filing of any petition by the Company or any Guarantor to declare the Company or any Guarantor bankrupt or to delay, reduce or modify the Company's or any Guarantor's debts or obligations, or seeking or proposing the entry of an order for relief under Title 11 of the United States Code, as the same may be from time to time amended.

          f) The filing of an admission by the Company or any Guarantor of the jurisdiction of the Court and the material allegations contained in any petition in bankruptcy or any petition pursuant to or purporting to be pursuant to the Federal Bankruptcy Laws or any state or insolvency or bankruptcy law, as now or hereafter amended or the institution by the Company or any Guarantor of any proceedings or his consent to the institution of any proceedings for any relief of such party under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension.

          g) The execution and delivery by the Company or any Guarantor of any assignment for the benefit of creditors or the application for a consent to the appointment of a receiver or custodian for such party or any of the property of such party.

          h) The entry of a decree or order appointing a receiver or custodian of the property of the Company or any Guarantor.

    13. REMEDIES. Upon the occurrence of any such event of default, the Bank shall have and may exercise any one or more of the rights and remedies provided to it under this Security Agreement or any of the other Operative Documents or provided by law, including but not limited to all of the rights and remedies of a secured party under the Illinois Uniform
Commercial Code, and the Company hereby agrees to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties, authorizes the Bank to take possession of the Collateral with or without demand and with or without process of law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including attorneys' fees and disbursements, incurred by the Bank) and then to the payment of the indebtedness and satisfaction of other Secured Obligations. Any requirement of reasonable notice shall be met if the Bank sends such notice to the Company, by registered or certified mail, at least five (5) days prior to the date of sale, disposition or other event giving rise to a required notice. The Bank may be the purchaser at any such sale. The Company expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. The Bank shall have no obligation to preserve rights against prior parties. The Company hereby waives as to the Bank any right of subrogation or marshalling of such Collateral and any other collateral for the Secured Obligations. To this end, the Company hereby expressly agrees that any such collateral or other security of the Company or any other party which the Bank may hold, or which may come to any of them or any of their possession, may be dealt with in all respects and particulars as though this Security Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which the Bank or the Company does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. The Company shall be liable for any deficiency remaining after disposition of the Collateral.

    14.   SPECIAL REMEDIES CONCERNING CERTAIN COLLATERAL.

          a) Upon the occurrence of any event of default, the Company shall, if requested to do so in writing, and to the extent so requested (i) take all reasonable measures to collect and enforce payment of all amounts due the Company on account of, in payment of, or in connection with, any of the Collateral, (ii) hold all payments in the form received by the Company as trustee for the Bank, without commingling with any funds belonging to the Company, and (iii) forthwith deliver all such payments to the Bank with endorsement to the Bank's order of any checks or similar instruments.

          b) Upon the occurrence of any event of default, the Company shall, if requested to do so, and to the extent so requested, notify all account debtors and other persons with obligations to the Company on account of or in connection with any of the Collateral of the security interest of the Bank in the Collateral and direct such account debtors and other persons that all payments in connection with the Collateral be made directly to the Bank. The Bank itself may, upon the occurrence of an event of default, so notify and direct any such account debtor or other person that such payments are to be made directly to the Bank.

          c) Upon the occurrence of any event of default, for purposes of assisting the Bank in exercising its rights and remedies provided to it under this Security Agreement, the Company (i) hereby irrevocably constitutes and appoints the Bank its true and lawful attorney, for it and in its name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral, (ii) hereby irrevocably authorizes the Bank to endorse the name of the Company upon any checks, drafts, or similar items which are received in payment of, or in connection with any of the Collateral, and to do all things necessary in order to reduce the same to money, (iii) with respect to any Collateral, hereby irrevocably assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as the Bank shall deem advisable, and (iv) hereby irrevocably authorizes the Bank to notify the post office authorities to change the address for delivery of the Company's mail to an address designated by the Bank, and the Bank may receive, open and dispose of all mail addressed to the Company for the purpose of collecting proceeds of collateral or other monies that may be applied by the Bank against the Secured Obligations and all mail unrelated to such collections shall be turned over to the Company by the Bank within a reasonable time of receipt of same. Notwithstanding any other provisions of this Security Agreement, it is expressly understood and agreed that the Bank shall have no duty or obligation to make any demand or to make any inquiry as to the nature or sufficiency of any payments received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

     15.  REMEDIES  CUMULATIVE.   No  right  or  remedy  conferred  upon or
reserved to the Bank under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Bank under any Operative Document or under applicable law may be exercised from time to time and as is often as may be deemed expedient by the Bank. To the extent that it lawfully may, the Company agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

    16.   CONDUCT  NO  WAIVER.   No  waiver of default shall be effective
unless in writing executed by the Bank and waiver of any default or forbearance on the part of the Bank in enforcing any of its rights under this Security Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

    17.   GOVERNING LAW AND JURISDICTION; DEFINITIONS.   This  Security
Agreement is a contract made under, and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be
performed entirely within such State.   The  Company agrees that any legal
action or proceeding against it with respect to any of its obligations under this Security Agreement may be brought in any state or federal court located in the State of Illinois, as the Bank in its sole discretion may elect. By the execution and delivery of this Security Agreement, the Company submits to and accepts, with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the
jurisdiction  of  those  courts.   The Company waives any claim that the
State of Illinois is not a convenient forum or the proper venue for any such
suit, action or proceeding.   Unless  otherwise  defined herein, terms  used
in Article 9 of the Uniform Commercial Code in the State of Illinois are used herein as therein defined on the date hereof. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

    18. NOTICES. All notices, demands, requests, consents and other communications hereunder shall be in writing and shall be delivered or sent to the Company at 919 Springer Drive, Lombard, Illinois 60148, Facsimile
(630) 953-0014, Attention: James Beltrame; to the Bank at American National Bank and Trust Company of Chicago, 33 North LaSalle Street, Chicago, Illinois, 60690, Facsimile (312) 661-5906; or to such other address as may be designated by the Company or the Bank and its counsel by notice to the other party. All notices shall be deemed to have been given at the time of actual delivery thereof to such address, or if sent by the Bank to the Company by certified or registered mail, postage prepaid, to such address, on the fifth day after mailing.

     19.   RIGHTS  NOT  CONSTRUED  AS  DUTIES.   The  Bank  neither  assumes
nor shall it have any duty of performance or other responsibility under any contracts in which the Bank has or obtains a security interest
hereunder.   If  the Company fails to perform  any  agreement  contained herein, the Bank may but is in no way obligated to itself perform, or cause performance of, such agreement, and the expenses of the Bank incurred in connection therewith shall be payable by the Company under paragraph 12. The powers conferred on the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and accounting for monies actually received by it hereunder, the Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

     20.   AMENDMENTS.   None  of  the  terms  and  provisions of this
Security Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

     21. SEVERABILITY. If any one or more provisions of this Security Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

     22.   EXPENSES.

           a) The Company agrees to indemnify the Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Bank's gross negligence or willful misconduct.

           b) The Company will, upon demand, pay to the Bank an amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Bank may incur in connection with (i) any amendment, modification or supplement to this Security Agreement, or any costs incurred by the Bank reasonably necessary to obtain and preserve the Bank's perfected security interest in all Collateral secured hereby, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Bank hereunder, or (iv) the failure of the Company to perform or observe any of the provisions hereof. The Company will reimburse the Bank for all expenses, including attorneys' fees and disbursements incurred by the Bank in seeking to collect the indebtedness and other obligations secured hereby or any part thereof, in enforcing performance of the Company's obligations under the Operative Documents, in defending the Bank's security interests and the priority thereof, or in pursuing any of the Bank's rights or remedies hereunder or under the Operative Documents.

     23. SUCCESSORS AND ASSIGNS; TERMINATION. This Security Agreement shall create a continuing security interest in the Collateral and shall
(a) remain in full force and effect until full payment and performance of the Secured Obligations (b) be binding upon the Company, its successors and assigns and (c) inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank and its successors, transferees and
assigns.   Upon the full payment and performance of the Secured Obligations the security interests granted hereby shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, the Bank will, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.

     24. WAIVER OF JURY TRIAL. THE BANK AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS SECURITY AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER OF THEM. NEITHER THE BANK NOR THE COMPANY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE BANK OR THE COMPANY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

     IN WITNESS WHEREOF, the Company has caused this Security Agreement to be duly executed as of the day and year first set forth above.

                                        BRITISH LINKS ACQUISITION CORP.


                                        By:____________________________
                                        Its:___________________________



AMERICAN NATIONAL BANK AND
TRUST COMPANY OF CHICAGO


By:____________________________
Its:___________________________


              SCHEDULE 1(d)(i) TO SECURITY AGREEMENT


            LIST OF OTHER OFFICE AND FACILITY LOCATIONS


Type of Office OR FACILITY

                   ADDRESS

         CITY COUNTY STATE




              SCHEDULE 1(d)(ii) TO SECURITY AGREEMENT


                    LIST OF INVENTORY LOCATIONS



If Leased or Warehoused,
Name and Address of


ADDRESS

CITY

COUNTY

STATE

LESSOR/WAREHOUSEMAN






             SCHEDULE 1(d)(iii) TO SECURITY AGREEMENT

                    List of Fixtures, Machinery
                      AND EQUIPMENT LOCATIONS


Legal Description,
Record Owner and
Tax Parcel No. (if
fixtures are at THIS LOCATION)


ADDRESS

CITY

COUNTY

STATE






                        SECURITY AGREEMENT



       THIS SECURITY AGREEMENT, dated as of December ___, 1996 (this "Security Agreement"), is entered into by B.L.G.C., Inc., a Texas corporation, (the "Company"), in favor of American National Bank and Trust Company of Chicago, a national banking association (the "Bank").

                            WITNESSETH:

       Pursuant  to  that  certain Amended and   Restated  Credit  Agreement,
dated July 31, 1995, by and among Successories, Inc. (f/k/a Celex Group, Inc.) an Illinois corporation, Successories of Illinois, Inc., an Illinois corporation, and Celebrating Excellence, Inc., an Illinois corporation (collectively the "Borrowers") and the Bank (as amended, extended, modified or supplemented from time to time, the "Credit Agreement"), the Bank shall extend credit to the Borrowers for the Borrowers' general corporate purposes supported by, among other things, the Company's Guaranty, of even date herewith entered into in favor of the Bank (the "Guaranty") the obligations under which Guaranty shall be secured by all of the Company's personal property. The Company is desirous of granting to Bank a security interest in all of the Company's personal property of whatsoever nature.

       To   induce   the  Bank  to  extend credit, from which the Company
benefits, the Company has agreed to grant to the Bank the security interests hereinafter set forth and to enter into the agreements hereinafter set
forth.   Capitalized  terms appearing  herein without definition shall have the meaning ascribed thereto  in  the  Credit Agreement.

25. NOW, THEREFORE, to secure the payment of (a) all sums owing under the Guaranty; (b) that certain Amended and Restated Revolving Note, in the original principal amount of $2,500,000 dated as of May 1, 1996 and that certain Amended and Restated Term Note in the original principal amount of $9,000,000, dated as of May 1, 1996, in each case evidencing the Borrowers' obligations to the Bank for monies lent to the Borrowers
(collectively,  as  amended,  extended,   modified   or supplemented  from
time to time, the "Notes"), (c) the performance of the covenants herein contained and any monies expended by the Bank in connection therewith, (d) the payment of all obligations and performance of all covenants of the Company under any other documents, agreements or instruments between the Company and the Bank given in connection therewith, and (e) any and all other indebtedness, obligations and liabilities of any kind of the Company to the Bank, now or hereafter existing, direct or indirect (including without limitation any participation interest acquired by the Bank in any such indebtedness, obligations or liabilities of the Company to any other person), absolute or contingent, joint and/or several, secured or unsecured, arising by operation of law or otherwise, and whether
incurred   by  the  Company  as  principal,  surety,  endorser,  guarantor, accommodation party or otherwise (all of the aforesaid indebtedness, obligations and liabilities of the Company being herein called the "Secured Obligations", and all of the documents, agreements and instruments between the Company and the Bank evidencing or securing the repayment of, or otherwise pertaining to the Secured Obligations being herein collectively called the "Operative Documents"), for value received and pursuant to the Notes and the Credit Agreement, the Company hereby grants, assigns and transfers to the Bank a first-priority security interest in and to the following described property whether now owned or existing or hereafter
acquired  or  arising  and  wherever  located  (all   of  which  is  herein
collectively called the "Collateral"):

      All of the Company's right, title and interest in, to and under the following, wherever located, whether now or hereafter acquired or arising, together with all replacements therefor, and all proceeds (including insurance proceeds) and products thereof: all (1) Receivables, (2) Inventory, (3) Equipment and (4) Business Records in each case as more particularly described below:

      The term "Receivables" means all the following classifications of collateral (as the following terms are defined in the Illinois Uniform Commercial Code as such Code is in effect on the date hereof) of the
Company,  whether  now  existing  or  arising in the future:    accounts,
general   intangibles,   chattel  paper,  documents, instruments (including
without limitation all contract rights, all accounts receivable, all monies and claims for money due or to become due Company, and all other obligations of any kind at any time owing to Company, and further including without limitation all state and federal tax refunds, pension refunds, deposit accounts, all franchises, patents, trademarks, service marks, trade names and copyrights, all royalties or like payments pursuant thereto, all licenses thereof and the goodwill related thereto, the Company's interest in any lease of real or personal property, and all proceeds of insurance applicable to any of the foregoing) and all proceeds of the foregoing, as
well as all security which Company has for   any  of these Receivables,  and
all of Company's rights to any goods or other property sold or leased which may be represented by such Receivables.

     The term "Inventory" means all inventory as that term is defined in the Illinois Uniform Commercial Code as such Code is in effect on the date hereof, including, without limitation, all goods intended for sale or lease by Company, or to be furnished by Company under contracts of sale or service, all raw materials, goods in process, finished goods, materials and supplies of every nature used or useable in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of such goods, and shall also include all documents evidencing or representing the same, and all proceeds of such collateral. Bank's security interest in Inventory will continue through all stages of manufacture and will, without further act, attach to raw materials, to goods in process, to the finished goods, to the Receivables or other proceeds resulting from the sale or other disposition of Inventory, to all such Inventory as may be returned to Company by its customers, and all proceeds of insurance arising from loss or damage to any Inventory.

     The    term    "Equipment"   means   all equipment,  fixtures,
chattels, machinery, furniture and like personal property owned by Company, now or in the future, bought for or used by Company in Company's business, or in which Company obtains rights of any kind, including rights under any lease, whether a true lease or a lease intended as security, and wherever such collateral is located, including without limitation all such collateral located. The Equipment also includes, but is not limited to, all accessories, machinery parts and appurtenances attached, kept, used or intended for use in connection with any equipment and fixtures and all apparatus, tools, supplies, materials, blue prints, books, records and plans.

    The term "Business Records" means all of Company's books of accounts, ledgers, computer software, computer printouts and other computerized records and cabinets in which there are reflected or maintained the Receivables or Inventory in which the Bank has a security interest, or which relate to any other security the Bank may hold from Company and all supporting evidence and documents relating to such security in the form of written applications, credit information, account cards, payment records, correspondence, delivery and installation certificates, invoice copies,
delivery  receipts,  notes   and   other   evidences   of indebtedness,
insurance certificates and the like.

       REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS. The Company further represents, warrants, covenants, and agrees with the Bank as follows:

           a) OWNERSHIP OF COLLATERAL; SECURITY INTEREST PRIORITY At the time any Collateral becomes subject to a security interest of the Bank hereunder, unless the Bank shall otherwise consent, the Company shall be deemed to have represented and warranted that (i) the Company is the lawful owner of such Collateral and has the right and authority to subject the same to the security interest of the Bank; (ii) except as expressly permitted by the Credit Agreement, none of the Collateral is subject to any lien other than that in favor of the Bank and there is no effective financing statement covering any of the Collateral on file in any public office, other than in favor of the Bank. This Security Agreement creates in favor of the Bank a valid and perfected first-priority security interest in the Collateral enforceable against the Company and all third parties and securing the payment of the Secured Obligations and all filings and other actions necessary or desirable to create, preserve or perfect such security interests have been duly taken.

           b) FINANCIAL STATEMENTS. All financial statements, balance sheets, earning statements and valuations of Collateral and other financial data which have been furnished in connection herewith do fairly represent the financial condition of Company and the value of the Collateral at the time of any disbursement hereunder.

           c) LOCATION OF OFFICES AND COLLATERAL. The Company's chief executive office and chief place of business and the office where the Company keeps its records concerning its accounts, contract rights, chattel paper, instruments, general intangibles and other obligations arising out of or in connection with the sale or lease of goods or the rendering of services or otherwise ("Receivables"), and all originals of all Leases and other chattel paper which evidence Receivables, are located in the State of Illinois, County of DuPage at 919 Springer Drive, Lombard, Illinois
60148.   The  Company  will provide the Bank with prior written notice of any proposed change in the location of its chief executive office and will not change the location of its chief executive office without the prior written consent of the Bank. The Company's only other offices and facilities are at the locations set forth in Schedule 1(d)(i) hereto. The Company will provide the Bank with prior written notice of any change in the locations of its other offices and the facilities. The tax identification number of the Company is _________________. The name of the Company is B.L.G.C., Inc., and the Company operates under no other names. The Company shall not
change its name without the prior written  consent  of  the  Bank.   All
Collateral consisting of inventory is, and will be, located at the locations listed on Schedule 1(d)(ii) hereto, and at no other locations without the prior written consent of the Bank. All Collateral consisting of fixtures, machinery or equipment, is, and will be, located at the locations listed on
Schedule 1(d)(iii) hereto, and at no other locations without the prior written consent of the Bank. If the Collateral described in clauses (ii) or
(iii) is kept at leased locations or warehoused, the Company has obtained appropriate landlord's lien waivers or appropriate warehousemen's notices have been sent, each satisfactory to the Bank, unless waived by the Bank.

         d)   LIENS,  ETC.   Except  as expressly permitted by the Credit
Agreement, the Company will keep the Collateral free at all times from any and all liens, security interests or encumbrances (including, without limitation, liens, security interests and encumbrances junior to the Bank) other than those consented to in writing by the Bank. The Company will not, without the prior written consent of the Bank, sell or lease, or permit or suffer to be sold or leased, any of the Collateral except inventory sold in the ordinary course of the Company's business. The Bank, its agents or attorneys may at any and all reasonable times inspect the Collateral and for such purpose may enter upon any and all premises where the Collateral is or might be kept or located.

         e) INSURANCE. The Company shall require that all tangible Collateral be insured at all times against loss by theft, fire and other casualties. Said insurance shall be issued by a company satisfactory to the Bank and shall be in amounts sufficient to protect the Bank against any and all loss or damage to the Collateral. The policy or policies which evidence said insurance shall be delivered to the Bank, shall contain a loss payable clause in favor of the Bank, shall name the Bank as an additional insured, as its interest may appear, shall not permit amendment, cancellation or termination without giving the Bank at least 30 days prior written notice thereof, and shall otherwise be in form and substance satisfactory to the Bank. Reimbursement under any liability insurance maintained by the Company pursuant to this paragraph 1(e) may be paid directly to the person who shall have incurred liability covered by such insurance. In case of any loss involving loss to tangible Collateral when the next succeeding sentence is not applicable, the Company shall make or cause to be made the necessary repairs to or replacements of such tangible Collateral and any proceeds of insurance maintained by the Company pursuant to this paragraph 1(e) shall be paid to the Company as reimbursement for the costs of such repairs or replacements. Upon the occurrence and during the continuance of an Event of Default or the actual or constructive total loss of any tangible Collateral, all insurance payments in respect of such tangible Collateral shall be paid to and applied by the Bank as specified in paragraph 3.

        f)   TAXES,  ETC.   The  Company  will  pay promptly, and within the
time that they can be paid without interest or penalty, any taxes, assessments and similar imposts and charges, not being contested in good faith, which are now or hereafter may become a lien, charge or encumbrance upon any of the Collateral. If the Company fails to pay any such taxes, assessments or other imposts or charges in accordance with this Section, the Bank shall have the option to do so and the Company agrees to repay forthwith all amounts so expended by the Bank with interest at the rate provided for in the Notes on overdue principal. The Bank, in making any payment hereby authorized relating to the Collateral, taxes and assessments thereon, the Equipment, and/or any encumbrance or lien, may make such payment according to any bill, statement or estimate without inquiry into the validity of any such tax, assessment, sale, forfeiture, tax lien, title or claim thereof, validity or amount of any claim or lien which may be asserted and, in connection with the rental, operation or management of the Collateral or the payment of such costs and expenses, may do so in such amounts and to such persons as Bank may deem appropriate and may enter into such contracts therefor as it may deem appropriate or may perform the same itself.

        g) FURTHER ASSURANCES. The Company will do all acts and things and will execute all financing statements and writings requested by the Bank to establish, maintain and continue a perfected and valid security interest of the Bank in the Collateral, and will promptly on demand pay all reasonable costs and expenses of filing and recording all instruments, including the costs of any searches deemed necessary by the Bank to establish and determine the validity and the priority of the Bank's security
interests.   The  Company  hereby appoints the Bank as its attorney-in-fact for the purpose of performing any of the acts required or permitted by this Subsection (g), and such power of attorney shall be irrevocable and coupled with an interest.

        h) MAINTENANCE OF TANGIBLE COLLATERAL. The Company will maintain and preserve, or require each lessee to maintain and preserve, the tangible Collateral in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual, and shall forthwith, or, in the case of any loss or damage to any of the tangible Collateral as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements made in connection therewith which are necessary or desirable to such end.

        i) SPECIAL RIGHTS REGARDING ACCOUNTS RECEIVABLE. Upon an occurrence of an event of default, the Bank or any of its agents may, at any time from time to time in its sole discretion, notify the Company's account debtors of the security interest of the Bank in the Collateral and/or direct such account debtors that all payments in connection with such Leases and the Collateral be made directly to the Bank in the Bank's name. As used herein, the term "account debtors" shall include, without limitation, any customer, franchisee, or any lessee under any lease. If the Bank or any of its agents shall collect such obligations directly from the Company's account debtors, the Bank or any of its agents shall have the right to resolve any disputes relating to account receivable directly with the Company's account debtors in such manner and on such terms as the Bank or any of its agents shall deem appropriate. The Company directs and authorizes any and all of its present and future account debtors to comply with requests for information from the Bank, the Bank's designees and agents and/or auditors, relating to any and all business transactions between the Company and the Company's account debtors. The Company further directs and authorizes all of its account debtors upon receiving a notice or request sent by the Bank or the Bank's agents or designees to pay directly to the Bank any and all sums of money or proceeds now or hereafter owing by the Company's account debtors to the Company, and any such payment shall act as a discharge of any debt of such account debtor to the Company in the same manner as if such payment had been made directly to the Company. The Company agrees to take any and all action as the Bank may request to assist the Bank in exercising the rights described in this Section. The Bank shall have the right, but not the duty to lease, operate and manage the Equipment and any accessories thereon and pay operating costs and expenses, including management fees, of every kind and nature in connection therewith, so that the Equipment shall be operational and usable for its intended purposes.

     26. EVENTS OF DEFAULT. An event of default hereunder shall include the occurrence of any of:

           a) The occurrence of any Event of Default under the Guaranty, the Notes or the Credit Agreement.

           b) Material default or breach by the Company of any of its representations, warranties, covenants or agreements set forth herein.

           c) The entry or execution of a levy, by execution or other legal process, judgment lien or tax lien upon the interest in property of the Company or any guarantor of the Secured Obligations ("Guarantor") unless contested in good faith by appropriate proceedings, the effect of which is to stay enforcement thereof.

           d) The adjudication of the Company or any Guarantor as an involuntary bankrupt, or the entry of a decree or order approving as properly filed a petition or answer filed against the Company or any Guarantor seeking reorganization of the Company or any Guarantor under the Federal Bankruptcy Laws or any state insolvency or bankruptcy law, as now or hereafter amended, if such proceeding is instituted against the Company or any Guarantor and is being contested by the Company or any Guarantor, as the case may be, in good faith by appropriate proceedings, such proceedings shall remain undismissed or unstayed for a period of sixty (60) days.

           e) The filing of any petition by the Company or any Guarantor to declare the Company or any Guarantor bankrupt or to delay, reduce or modify the Company's or any Guarantor's debts or obligations, or seeking or proposing the entry of an order for relief under Title 11 of the United States Code, as the same may be from time to time amended.

           f) The filing of an admission by the Company or any Guarantor of the jurisdiction of the Court and the material allegations contained in any petition in bankruptcy or any petition pursuant to or purporting to be pursuant to the Federal Bankruptcy Laws or any state or insolvency or bankruptcy law, as now or hereafter amended or the institution by the Company or any Guarantor of any proceedings or his consent to the institution of any proceedings for any relief of such party under any bankruptcy or insolvency laws or any laws relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangements, composition or extension.

           g) The execution and delivery by the Company or any Guarantor of any assignment for the benefit of creditors or the application for a consent to the appointment of a receiver or custodian for such party or any of the property of such party.

           h) The entry of a decree or order appointing a receiver or custodian of the property of the Company or any Guarantor.

     27. REMEDIES. Upon the occurrence of any such event of default, the Bank shall have and may exercise any one or more of the rights and remedies provided to it under this Security Agreement or any of the other Operative Documents or provided by law, including but not limited to all of the rights and remedies of a secured party under the Illinois Uniform
Commercial Code, and the Company hereby agrees to assemble the Collateral and make it available to the Bank at a place to be designated by the Bank which is reasonably convenient to both parties, authorizes the Bank to take possession of the Collateral with or without demand and with or without process of law and to sell and dispose of the same at public or private sale and to apply the proceeds of such sale to the costs and expenses thereof (including attorneys' fees and disbursements, incurred by the Bank) and then to the payment of the indebtedness and satisfaction of other Secured Obligations. Any requirement of reasonable notice shall be met if the Bank sends such notice to the Company, by registered or certified mail, at least five (5) days prior to the date of sale, disposition or other event giving rise to a required notice. The Bank may be the purchaser at any such sale. The Company expressly authorizes such sale or sales of the Collateral in advance of and to the exclusion of any sale or sales of or other realization upon any other collateral securing the Secured Obligations. The Bank shall have no obligation to preserve rights against prior parties. The Company hereby waives as to the Bank any right of subrogation or marshalling of such Collateral and any other collateral for the Secured Obligations. To this end, the Company hereby expressly agrees that any such collateral or other security of the Company or any other party which the Bank may hold, or which may come to any of them or any of their possession, may be dealt with in all respects and particulars as though this Security Agreement were not in existence. The parties hereto further agree that public sale of the Collateral by auction conducted in any county in which any Collateral is located or in which the Bank or the Company does business after advertisement of the time and place thereof shall, among other manners of public and private sale, be deemed to be a commercially reasonable disposition of the Collateral. The Company shall be liable for any deficiency remaining after disposition of the Collateral.

     28.    SPECIAL REMEDIES CONCERNING CERTAIN COLLATERAL.

            a) Upon the occurrence of any event of default, the Company shall, if requested to do so in writing, and to the extent so requested (i) take all reasonable measures to collect and enforce payment of all amounts due the Company on account of, in payment of, or in connection with, any of the Collateral, (ii) hold all payments in the form received by the Company as trustee for the Bank, without commingling with any funds belonging to the Company, and (iii) forthwith deliver all such payments to the Bank with endorsement to the Bank's order of any checks or similar instruments.

            b) Upon the occurrence of any event of default, the Company shall, if requested to do so, and to the extent so requested, notify all account debtors and other persons with obligations to the Company on account of or in connection with any of the Collateral of the security interest of the Bank in the Collateral and direct such account debtors and other persons that all payments in connection with the Collateral be made directly to the Bank. The Bank itself may, upon the occurrence of an event of default, so notify and direct any such account debtor or other person that such payments are to be made directly to the Bank.

            c) Upon the occurrence of any event of default, for purposes of assisting the Bank in exercising its rights and remedies provided to it under this Security Agreement, the Company (i) hereby irrevocably constitutes and appoints the Bank its true and lawful attorney, for it and in its name, place and stead, to collect, demand, receive, sue for, compromise, and give good and sufficient releases for, any monies due or to become due on account of, in payment of, or in connection with the Collateral,
                 (ii) hereby irrevocably authorizes the Bank to endorse the name of the Company upon any checks, drafts, or similar items which are received in payment of, or in connection with any of the Collateral, and to do all things necessary in order to reduce the same to money,
                 (iii) with respect to any Collateral, hereby irrevocably assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and the settlement, compromise or adjustment (including adjustment of insurance payments) thereof, all in such manner and at such time or times as the Bank shall deem advisable, and (iv) hereby irrevocably authorizes the Bank to notify the post office authorities to change the address for delivery of the Company's mail to an address designated by the Bank, and the Bank may receive, open and dispose of all mail addressed to the Company for the purpose of collecting proceeds of collateral or other monies that may be applied by the Bank against the Secured Obligations and all mail unrelated to such collections shall be turned over to the Company by the Bank within a reasonable time of receipt of same. Notwithstanding any other provisions of this Security Agreement, it is expressly understood and agreed that the Bank shall have no duty or obligation to make any demand or to make any inquiry as to the nature or sufficiency of any payments received by it or to present or file any claim or take any other action to collect or enforce the payment of any amounts due or to become due on account of or in connection with any of the Collateral.

     29.    REMEDIES  CUMULATIVE.   No  right  or  remedy  conferred  upon or
reserved to the Bank under any Operative Document is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative in addition to every other right or remedy given hereunder or now or hereafter existing under any applicable law. Every right and remedy of the Bank under any Operative Document or under applicable law may be exercised from time to time and as is often as may be deemed expedient by the Bank. To the extent that it lawfully may, the Company agrees that it will not at any time insist upon, plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of any provisions of any Operative Document; nor will it claim, take or insist upon any benefit or advantage of any present or future law providing for the valuation or appraisal of any security for its obligations under any Operative Document prior to any sale or sales thereof which may be made under or by virtue of any instrument governing the same; nor will it, after any such sale or sales, claim or exercise any right, under any applicable law to redeem any portion of such security so sold.

     30.   CONDUCT  NO  WAIVER.   No  waiver of default shall be effective
unless in writing executed by the Bank and waiver of any default or forbearance on the part of the Bank in enforcing any of its rights under this Security Agreement shall not operate as a waiver of any other default or of the same default on a future occasion or of such right.

     31.   GOVERNING LAW AND JURISDICTION; DEFINITIONS.   This  Security
Agreement is a contract made under, and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be
performed entirely within such State.   The  Company agrees that any legal
action or proceeding against it with respect to any of its obligations under this Security Agreement may be brought in any state or federal court located in the State of Illinois, as the Bank in its sole discretion may elect. By the execution and delivery of this Security Agreement, the Company submits to and accepts, with regard to any such action or proceeding, for itself and in respect of its property, generally and unconditionally, the
jurisdiction  of  those  courts.   The Company waives any claim that the
State of Illinois is not a convenient forum or the proper venue for any such
suit, action or proceeding.   Unless  otherwise  defined herein, terms  used
in Article 9 of the Uniform Commercial Code in the State of Illinois are used herein as therein defined on the date hereof. The headings of the various subdivisions hereof are for convenience of reference only and shall in no way modify any of the terms or provisions hereof.

    32. NOTICES. All notices, demands, requests, consents and other communications hereunder shall be in writing and shall be delivered or sent to the Company at 919 Springer Drive, Lombard, Illinois 60148, Facsimile
(630) 953-0014, Attention: James Beltrame; to the Bank at American National Bank and Trust Company of Chicago, 33 North LaSalle Street, Chicago, Illinois, 60690, Facsimile (312) 661-5906; or to such other address as may be designated by the Company or the Bank and its counsel by notice to the other party. All notices shall be deemed to have been given at the time of actual delivery thereof to such address, or if sent by the Bank to the Company by certified or registered mail, postage prepaid, to such address, on the fifth day after mailing.

    33.    RIGHTS  NOT  CONSTRUED  AS  DUTIES.   The  Bank  neither  assumes
nor shall it have any duty of performance or other responsibility under any contracts in which the Bank has or obtains a security interest
hereunder.   If  the Company fails to perform  any  agreement  contained herein, the Bank may but is in no way obligated to itself perform, or cause performance of, such agreement, and the expenses of the Bank incurred in connection therewith shall be payable by the Company under paragraph 12. The powers conferred on the Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and accounting for monies actually received by it hereunder, the Bank shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

    34.    AMENDMENTS.   None  of  the  terms  and  provisions of this
Security Agreement may be modified or amended in any way except by an instrument in writing executed by each of the parties hereto.

    35. SEVERABILITY. If any one or more provisions of this Security Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected, impaired or prejudiced thereby.

    36.    EXPENSES.

           a) The Company agrees to indemnify the Bank from and against any and all claims, losses and liabilities growing out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Bank's gross negligence or willful misconduct.

          b) The Company will, upon demand, pay to the Bank an amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Bank may incur in connection with (i) any amendment, modification or supplement to this Security Agreement, or any costs incurred by the Bank reasonably necessary to obtain and preserve the Bank's perfected security interest in all Collateral secured hereby, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Bank hereunder, or (iv) the failure of the Company to perform or observe any of the provisions hereof. The Company will reimburse the Bank for all expenses, including attorneys' fees and disbursements incurred by the Bank in seeking to collect the indebtedness and other obligations secured hereby or any part thereof, in enforcing performance of the Company's obligations under the Operative Documents, in defending the Bank's security interests and the priority thereof, or in pursuing any of the Bank's rights or remedies hereunder or under the Operative Documents.

      37. SUCCESSORS AND ASSIGNS; TERMINATION. This Security Agreement shall create a continuing security interest in the Collateral and shall
(a) remain in full force and effect until full payment and performance of the Secured Obligations (b) be binding upon the Company, its successors and assigns and (c) inure, together with the rights and remedies of the Bank hereunder, to the benefit of the Bank and its successors, transferees and
assigns.   Upon the full payment and performance of the Secured Obligations the security interests granted hereby shall terminate and all rights to the Collateral shall revert to the Company. Upon any such termination, the Bank will, at the Company's expense, execute and deliver to the Company such documents as the Company shall reasonably request to evidence such termination.

     38. WAIVER OF JURY TRIAL. THE BANK AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT EITHER OF THEM MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION BASED UPON OR ARISING OUT OF THIS SECURITY AGREEMENT OR ANY RELATED INSTRUMENT OR AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS SECURITY AGREEMENT OR ANY COURSE OF CONDUCT, DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF EITHER OF THEM. NEITHER THE BANK NOR THE COMPANY SHALL SEEK TO CONSOLIDATE, BY COUNTERCLAIM OR OTHERWISE, ANY SUCH ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. THESE PROVISIONS SHALL NOT BE DEEMED TO HAVE BEEN MODIFIED IN ANY RESPECT OR RELINQUISHED BY EITHER THE BANK OR THE COMPANY EXCEPT BY A WRITTEN INSTRUMENT EXECUTED BY BOTH OF THEM.

    IN WITNESS WHEREOF, the Company has caused this Security Agreement to be duly executed as of the day and year first set forth above.


AMERICAN NATIONAL BANK AND
TRUST COMPANY OF CHICAGO


By:____________________________
Its:___________________________



B.L.G.C., INC.


By:____________________________
Its:___________________________


              SCHEDULE 1(d)(i) TO SECURITY AGREEMENT


            LIST OF OTHER OFFICE AND FACILITY LOCATIONS


Type of Office
 OR FACILITY

ADDRESS

CITY COUNTY STATE




              SCHEDULE 1(d)(ii) TO SECURITY AGREEMENT


                    LIST OF INVENTORY LOCATIONS



If Leased or
Warehoused, Name
as Address of


ADDRESS

CITY      COUNTY    STATE

LESSOR/WAREHOUSEMAN





             SCHEDULE 1(d)(iii) TO SECURITY AGREEMENT

                    List of Fixtures, Machinery
                      AND EQUIPMENT LOCATIONS


Legal Description,
Record Owner and
Tax Parcel No. (if
fixtures are at


ADDRESS

CITY      COUNTY    STATE THIS LOCATION)





                                          9


AMENDED AND RESTATED REVOLVING NOTE


$4,000,000                                      December 17, 1996
                                                Chicago, Illinois

FOR VALUE RECEIVED, Successories, Inc. (f/k/a Celex Group, Inc.), an Illinois corporation, Celebrating Excellence, Inc., an Illinois corporation, and Successories of Illinois, Inc., an Illinois corporation (collectively, the "Companies" and each individually a "Company"), hereby jointly and severally promise to pay to the order of American National Bank and Trust Company of Chicago, successor in interest to NBD Bank, an Illinois state banking corporation (the "Bank"), at the principal banking office of the Bank in lawful money of the United States of America and in immediately available funds, the principal sum of Four Million
Dollars ($4,000,000), or such lesser principal amount as is advanced by the Bank and recorded in the books and records of the Bank, on the Termination Date; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until the Revolving Loans evidenced hereby shall be paid in full, at the rates per annum and on the dates provided in the Credit Agreement referred to below.

     The Bank is hereby authorized by the Companies to record on its books and records, the date, amount and type of each Revolving Loan, the amount of each payment or prepayment of principal thereon and the other information provided for in such books and records, as the case may be, shall constitute prima facie evidence of the information so recorded, PROVIDED, HOWEVER, that any failure by the Bank to record any such information shall not relieve the Companies of their obligation to repay the outstanding principal amount of such Revolving Loans, all accrued interest thereon and any amount payable with respect thereto in accordance with the terms of this Revolving Note and the Credit Agreement.

     Each Company and each endorser or guarantor hereof waives demand, presentment, protest, diligence, notice of dishonor and any other formality in connection with this Amended and Restated Revolving Note. Should the indebtedness evidenced by this Amended and Restated Revolving Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Companies agree to jointly and severally pay, in addition to the principal, interest and other sums due and payable hereon, all costs of collecting this Amended and Restated Revolving Note, including attorneys' fees and expenses.

     This Amended and Restated Revolving Note evidences one or more Revolving Loans made under an Amended and Restated Credit Agreement, dated as of July 31, 1995 (as the same may be amended, extended, modified or supplemented from time to time, the "Credit Agreement"), by and among the Companies and the Bank, to which reference is hereby made for a statement of the circumstances under which this Amended and Restated Revolving Note is subject to prepayment and under which its due date may be accelerated. Capitalized terms used but not defined in this Amended and Restated Revolving Note shall have the respective meanings assigned to them in the Credit Agreement.

     This Amended and Restated Revolving Note is secured and supported by the Security Agreements and the Security Documents and all other grants of security or guaranties entered into by the Companies or any other person.

     This Amended and Restated Revolving Note shall amend and restate in its entirety that certain Amended and Restated Revolving Note, dated as of May 1, 1996, in the original principal amount of $2,500,000 payable by the Companies to the order of the Bank, and all terms, conditions and obligations contained therein, and has been entered into in replacement and substitution and not in repayment thereof, and all Loans and other obligations contained therein shall continue on the date hereof, and shall remain in full force and effect, as re-evidenced hereby. Nothing contained herein shall be construed as a novation of any such Loans or other obligations.

     This Amended and Restated Revolving Note is made under, and shall be governed by and construed in accordance with, the internal laws of the State of Illinois applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

     NO COMPANY OR ANY ASSIGNEE OR SUCCESSOR OF A COMPANY, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF THIS AMENDED AND RESTATED REVOLVING NOTE, ANY RELATED INSTRUMENT, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN ANY COMPANY AND THE BANK. IF THE SUBJECT MATTER OF ANY SUCH LITIGATION IS ONE IN WHICH THE WAIVER OF A JURY TRIAL IS PROHIBITED, IF AT ALL, UNDER THE CONTROLLING LAW OF THE APPLICABLE JURISDICTION, BY CONSTITUTIONAL OR STATUTORY PROVISION, NO COMPANY WILL PRESENT AS A DEFENSE OR COUNTERCLAIM IN SUCH LITIGATION ANY CLAIM WHICH WOULD REDUCE OR OFFSET ANY AMOUNT OR RIGHT CLAIMED UNDER THE PROVISIONS OF THIS AMENDED AND RESTATED REVOLVING NOTE. NO COMPANY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS AMENDED AND RESTATED REVOLVING NOTE HAVE BEEN FULLY DISCUSSED BY THE PARTIES TO THE CREDIT AGREEMENT, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK IN ENTERING INTO THE LOAN DOCUMENTATION ENTERED INTO PURSUANT TO THIS AMENDED AND RESTATED REVOLVING NOTE.


                         SUCCESSORIES, INC.,
                         an Illinois corporation


                         By: _____________________________
                         Its: ____________________________


                         CELEBRATING   EXCELLENCE,   INC.,    an   Illinois
                         corporation


                         By: _____________________________
                         Its: ____________________________


                         SUCCESSORIES   OF   ILLINOIS,  INC.,  an  Illinois
                         corporation


                         By: _____________________________
                         Its: ____________________________






AMENDED AND RESTATED TERM NOTE


$4,475,000                                      December 17, 1996
                                                Chicago, Illinois

FOR VALUE RECEIVED, Successories, Inc. (f/k/a Celex Group, Inc.), an Illinois corporation, Celebrating Excellence, Inc., an Illinois corporation and Successories of Illinois, Inc., an Illinois corporation (collectively, the "Companies" and each individually a "Company"), hereby jointly and severally promise to pay to the order of American National Bank and Trust Company of Chicago, a national banking association, successor in interest to NBD BANK, an Illinois state banking corporation (the "Bank"), at its principal banking office in Chicago, Illinois, in lawful money of the United States and in immediately available funds, the principal sum of Four Million Four Hundred Seventy Five Thousand Dollars ($4,475,000), in seventeen monthly installments consisting of sixteen equal monthly installments of Ninety Four Thousand Eight Hundred Eight Dollars ($94,808), which shall be applied first to any interest accrued hereon and then to any principal balance hereof commencing January 1, 1997 through and including April 1, 1998 and a final payment of the entire remaining principal balance hereof on May 1, 1998 (the "Maturity Date"), when the entire outstanding principal amount of the Term Loan evidenced hereby, and all accrued interest thereon, shall be due and payable; and to pay interest on the unpaid principal balance hereof from time to time outstanding, in like money and funds, for the period from the date hereof until such Term Loan evidenced hereby shall be paid in full, at the rates per annum and on the dates as provided in the Credit Agreement referred to below.

     The Bank is hereby authorized by the undersigned to record on its books and records, the date and amount of each payment or prepayment on this Amended and Restated Term Note, which books and records shall constitute presumptive evidence of the information so noted, provided that failure by the Bank to make any such notation shall not relieve the Companies of their obligation to pay the outstanding principal amount hereof, all interest thereon and any amount payable with respect hereto in accordance with the terms hereof and the Credit Agreement.

     Each Company, and each endorser or guarantor hereof, hereby waives presentment, protest, diligence, notice of dishonor, and any other formality in connection with this Amended and Restated Term Note. Should the indebtedness evidenced by this Amended and Restated Term Note or any part thereof be collected in any proceeding or be placed in the hands of attorneys for collection, the Companies agree to pay, in addition to the principal balance hereof any and all accrued and unpaid interest thereon and other sums due and payable hereon, all costs of collecting this Amended and Restated Term Note and realizing upon any security therefor, including reasonable attorneys' fees and expenses.

     This Amended and Restated Term Note evidences a Term Loan made under an Amended and Restated Secured Credit Agreement dated as of July 31, 1995 (as amended, extended, modified or supplemented, the "Credit Agreement"), among the Companies and the Bank, to which reference is hereby made for a statement of the circumstances under which this Amended and Restated Term
Note is subject to prepayment and the terms under which it may be prepaid and under which its due date may be accelerated. Capitalized terms used but not defined in this Amended and Restated Term Note shall have the respective meanings assigned to them in the Credit Agreement.

     This Amended and Restated Term Note is secured and supported by the Security Agreements and the Security Documents and all other grants of security or guaranties entered into by the Companies or any other person.

     This Amended and Restated Term Note shall amend and restate in its entirety that certain Term Note, dated May 1, 1996, in the original principal amount of $9,000,000 payable by the Companies to the order of the Bank, and all terms, conditions and obligations contained therein, and has been entered into in replacement and substitution and not in repayment thereof, and all Loans and other obligations contained therein shall continue on the date hereof and shall remain in full force and effect, as re-evidenced hereby. Nothing contained herein shall be construed as a novation of any such Loans or other obligations.

     This Amended and Restated Term Note is made under, and shall be governed by and construed in accordance with, the laws of the State of Illinois applicable to contracts made and to be performed entirely within such State and without giving effect to choice of law principles of such State.

     NO COMPANY OR ANY ASSIGNEE OR SUCCESSOR OF A COMPANY, SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEDURE BASED UPON, OR ARISING OUT OF THIS AMENDED AND
RESTATED TERM NOTE, ANY RELATED INSTRUMENT, OR THE DEALINGS OR THE RELATIONSHIP BETWEEN ANY COMPANY AND THE BANK. IF THE SUBJECT MATTER OF
ANY SUCH LITIGATION IS ONE IN WHICH THE WAIVER OF A JURY TRIAL IS PROHIBITED, IF AT ALL, UNDER THE CONTROLLING LAW OF THE APPLICABLE JURISDICTION, BY CONSTITUTIONAL OR STATUTORY PROVISION, NO COMPANY WILL PRESENT AS A DEFENSE OR COUNTERCLAIM IN SUCH LITIGATION ANY CLAIM WHICH WOULD REDUCE OR OFFSET ANY AMOUNT OR RIGHT CLAIMED UNDER THE PROVISIONS OF THIS AMENDED AND RESTATED TERM NOTE. NO COMPANY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS AMENDED AND RESTATED TERM NOTE HAVE BEEN FULLY DISCUSSED BY THE PARTIES TO THE CREDIT AGREEMENT, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANK IN ENTERING INTO THE LOAN DOCUMENTATION ENTERED INTO PURSUANT TO THIS AMENDED AND RESTATED TERM NOTE.


                              SUCCESSORIES, INC.,
                              an Illinois corporation


                              By: _____________________________
                              Its: ____________________________


                              CELEBRATING EXCELLENCE, INC.,
                              an Illinois corporation


                              By: _____________________________
                              Its: ____________________________


                              SUCCESSORIES OF ILLINOIS, INC.,
                              an Illinois corporation


                              By: _____________________________
                              Its: ____________________________





                        WAIVER NO. 9, CONSENT NO. 1
                                    AND
                        FOURTH AMENDMENT TO AMENDED
                       AND RESTATED CREDIT AGREEMENT


     This Waiver No. 9, Consent No. 1 and Fourth Amendment to Amended and Restated Credit Agreement (the "Amendment") is made as of the ___ day of December,
1996 by and among Successories, Inc., an Illinois corporation (f/k/a Celex Group, Inc.) ("Successories, Inc."), Celebrating Excellence, Inc., an Illinois corporation ("Celebrating Excellence") and Successories of Illinois, Inc., an Illinois corporation ("Successories") (Successories, Inc., Celebrating Excellence and Successories are collectively the "Companies" and each individually a "Company"), each having an address of 919 Springer Drive, Lombard, Illinois 60148 and American National Bank and Trust Company of Chicago, a national banking association, assignee of NBD Bank, an Illinois banking corporation (the "Bank"), having an address of 33 North LaSalle Street, Chicago, Illinois 60690.

                           W I T N E S S E T H :

     WHEREAS, the Companies and the Bank have entered into that certain Amended and Restated Credit Agreement, dated as of July 31, 1995 (as amended, modified, extended or supplemented from time to time, the "Credit Agreement");

     WHEREAS, the Companies and the Bank desire to amend the Credit Agreement in certain respects, waive certain Events of Default thereunder and extend certain consents, as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned parties agree as follows:

 I.  DEFINITIONS.

     Capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Credit Agreement, as amended hereby.

II.  AMENDMENTS TO CREDIT AGREEMENT.

     The Credit Agreement is hereby amended as follows:

     a)The following new definitions are hereby added to Section 1.1, appearing in alphabetical order therein, as follows:


          "ELIGIBLE ACTIVE RETAIL INVENTORY" SHALL MEAN ANY ELIGIBLE FINISHED GOODS INVENTORY LOCATED AT SUCCESSORIES' STORES.

          "CONVERTIBLE PREFERRED STOCK" SHALL MEAN SUCCESSORIES, INC.'S CONVERTIBLE PREFERRED STOCK ISSUED ON THE TERMS SET FORTH IN SCHEDULE
     5.10 HERETO.

        a.The definitions of "Eligible Finished Goods Inventory," "Eligible Inactive Inventory", and "Eligible Raw Materials Inventory" shall be deleted and replaced in their entirety as follows:

          "ELIGIBLE FINISHED GOODS INVENTORY" SHALL MEAN ANY ELIGIBLE INVENTORY THAT CONSTITUTES FINISHED GOODS INVENTORY AVAILABLE FOR SALE TO CUSTOMERS AND LOCATED AT A COMPANY'S FACILITIES IN LOMBARD, ILLINOIS.

          "ELIGIBLE INACTIVE INVENTORY" SHALL MEAN ANY ELIGIBLE INVENTORY LOCATED AT A COMPANY'S FACILITIES IN LOMBARD, ILLINOIS, THE ONGOING PRODUCTION OF WHICH HAS BEEN DISCONTINUED OR DISCOUNTED, BUT IS OTHERWISE SALEABLE IN THE ORDINARY COURSE OF BUSINESS.

          "ELIGIBLE RAW MATERIALS INVENTORY" SHALL MEAN ANY ELIGIBLE INVENTORY LOCATED AT A COMPANY'S FACILITIES IN LOMBARD, ILLINOIS THAT IS RAW MATERIALS TO BE USED FOR PRODUCTION OF ANY COMPANY'S INVENTORY.

        a)Section 2.2(a) is amended to add the following line at the bottom of the table described as "Eligible Inventory" therein:

          ELIGIBLE RETAIL INVENTORY 20%

        b)Page 2 of Exhibit D is deleted in its entirety and replaced by the form of Borrowing Base Certificate appearing as Schedule I to this Amendment.

         c)Section 5.9 is amended to delete the phrase "which, during the effectiveness of this Agreement exceeds, individually on in the aggregate, $500,000," appearing on the seventh and eighth lines thereof.

        d)Section 5.10 is amended to insert the following phrase between the word "issued," and the word "and" contained in the fifth line thereof:


     EXCEPT IF NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED, SUCCESSORIES, INC. MAY PAY CASH DIVIDENDS ON 400 SHARES OF THE CONVERTIBLE PREFERRED STOCK NOT IN EXCESS OF $105,000 PER ANNUM

        e)Section 5.15 is deleted in its entirety and replaced as follows:

     5.15 INDEBTEDNESS. (A) NO COMPANY OR ANY SUBSIDIARY SHALL CREATE, INCUR, ASSUME OR IN ANY MANNER BECOME LIABLE IN RESPECT OF, OR SUFFER TO EXIST, ANY INDEBTEDNESS OTHER THAN:

          (I)  THE LOANS;

          (II) THE INDEBTEDNESS DESCRIBED IN THE CONSOLIDATED FINANCIAL STATEMENTS OF SUCCESSORIES, INC. AND ITS SUBSIDIARIES AT THE FISCAL YEAR ENDED FEBRUARY 3, 1996, HAVING THE SAME TERMS AS THOSE EXISTING ON THE DATE OF THIS AGREEMENT;

          (III)  SUBORDINATED DEBT (AS  THAT  TERM  IS DEFINED IN
          SECTION  5.21(A)  HEREOF) EXISTING ON THE DATE  HEREOF;
          AND

          (IV) INDEBTEDNESS IN A PRINCIPAL AMOUNT NOT IN EXCESS OF $400,000 SUBORDINATED IN RIGHT OF PAYMENT TO THE BANK, WHICH SHALL (A) PROHIBIT THE HOLDER THEREOF FROM RECEIVING ANY PAYMENT OF PRINCIPAL THEREON (INCLUDING, WITHOUT LIMITATION, THE PAYMENT OF PRINCIPAL UPON NORMAL MATURITY THEREOF) AT ALL TIMES UNTIL THE LOANS HAVE BEEN REPAID IN FULL AND THE COMMITMENT TERMINATED,
          (B) WHICH SHALL, SUBJECT TO THE RESTRICTIONS OF THE FOREGOING CLAUSE (A) MATURE NOT EARLIER THAN AUGUST 1, 1997 AND (C) WHICH SHALL PERMIT PAYMENT OF INTEREST THEREON ONLY SO LONG AS NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND CONTAINING SUCH OTHER TERMS IN FORM AND SUBSTANCE SATISFACTORY TO THE BANK AND ISSUED PURSUANT TO THE TRANSACTIONS DESCRIBED IN THAT CERTAIN AGREEMENT AND PLAN OF MERGER, DATED AS OF OCTOBER 1, 1996 BY AND AMONG SUCCESSORIES, INC., BRITISH LINKS ACQUISITION CORP., A WHOLLY-OWNED SUBSIDIARY OF SUCCESSORIES, INC., BRITISH LINKS GOLF CLASSICS, INC., DAVID J. HOUSTON AND MICHAEL MCARTHUR AND THAT CERTAIN MERGER AGREEMENT, DATED AS OF OCTOBER 1, 1996, BY AND AMONG SUCCESSORIES, INC., B.L.G.C. ACQUISITION CORP., B.L.G.C., INC., DAVID J. HOUSTON AND MICHAEL MCARTHUR, WHEREIN, BY MERGER, BRITISH LINKS ACQUISITION CORP. AND B.L.G.C., INC. WHICH, AFTER GIVING EFFECT TO SUCH TRANSACTION, SHALL EACH BE WHOLLY-OWNED SUBSIDIARIES OF SUCCESSORIES, INC. SHALL SUCCEED TO ALL THE ASSETS AND BUSINESS OF, RESPECTIVELY, BRITISH LINKS GOLF CLASSICS, INC. AND B.L.G.C., INC. (THE "BRITISH LINKS ACQUISITION").

        f)THE COMPANIES ACKNOWLEDGE THAT NO PAYMENT OF PRINCIPAL IN EXCESS OF $300,000 MAY BE MADE ON ANY SUBORDINATED DEBT (AS THAT TERM IS DEFINED IN SECTION 5.21(A) HEREOF) UNTIL ALL LOANS HAVE BEEN REPAID IN FULL AND THE COMMITMENT TERMINATED.

        g)A new Section 5.23 is hereby added, as follows:

          5.23 LOCK BOX. THE COMPANIES HEREBY RATIFY AND AFFIRM ALL UNDERTAKINGS DESCRIBED IN THAT CERTAIN DOMINION OF FUNDS AGREEMENT, DATED AS OF JULY 31, 1995, BY AND AMONG THE COMPANIES AND THE BANK. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, EACH COMPANY SHALL DIRECT ALL CUSTOMERS TO MAKE ALL PAYMENTS IN CONNECTION ALL OBLIGATIONS TO BANK DIRECTLY TO AN ACCOUNT OR ACCOUNTS MAINTAINED BY BANK TITLED IN BANK'S NAME (EACH A "COLLECTION ACCOUNT"), WHICH ACCOUNT SHALL BE A NON-INTEREST BEARING ACCOUNT OVER WHICH BANK ALONE SHALL HAVE THE POWER OF APPLICATION AND WITHDRAWAL. THE AMOUNTS DEPOSITED IN SUCH COLLECTION ACCOUNT ARE THE SOLE AND EXCLUSIVE PROPERTY OF BANK. EACH COMPANY SHALL
          (A) PROMPTLY COLLECT AND ENFORCE PAYMENT OF ALL AMOUNTS DUE EACH COMPANY ON ACCOUNT OF AND IN PAYMENT OF, OR IN CONNECTION WITH, ANY OF THE RECEIVABLES OR INVENTORY, OR IN CONNECTION WITH THE SALE OR LEASE OF ANY OTHER PROPERTY OF ANY COMPANY (B) HOLD ALL CHECKS, DRAFTS, CASH AND OTHER REMITTANCES IN PAYMENT OF OR ON ACCOUNT OF ANY OF THE RECEIVABLES OR INVENTORY OR IN CONNECTION WITH THE SALE OR LEASE OF ANY OTHER PROPERTY OF ANY COMPANY IN THE FORM RECEIVED BY EACH COMPANY AS TRUSTEE FOR THE BANK WITHOUT COMMINGLING WITH ANY OTHER FUNDS OR PROPERTY, AND (C) IMMEDIATELY DELIVER THE SAME TO THE COLLECTION ACCOUNT (OR PURSUANT TO OTHER INSTRUCTIONS OF
          BANK) WITH ENDORSEMENT TO BANK'S ORDER, ACCOMPANIED BY A REMITTANCE REPORT IN THE FORM SPECIFIED BY BANK. ALL SUCH CHECKS, DRAFTS, CASH AND OTHER REMITTANCES SO RECEIVED BY BANK SHALL BE CREDITED TO THE COLLECTION ACCOUNT AND SHALL BE APPLIED TO THE INDEBTEDNESS AS BANK MAY DETERMINE IN ITS SOLE DISCRETION. EACH COMPANY SHALL DIRECT ALL CUSTOMERS TO REMIT ALL PAYMENTS ON RECEIVABLES TO A LOCK BOX, OR LOCK BOXES ESTABLISHED WITH BANK (EACH A "LOCK BOX"), THE PROCEEDS OF WHICH SHALL BE DEPOSITED IN A COLLECTION ACCOUNT.

     h)The following sentence is added to the end of Section 5.17:

          ON OR BEFORE MAY 31, 1997, INVENTORY OWNED BY B.L.G.C., INC. AND BRITISH LINKS ACQUISITION CORP. SHALL BE EITHER KEPT AT THE SAME LOCATIONS AS THE COMPANIES MAINTAIN INVENTORY IN THE STATE OF ILLINOIS OR THE BANK SHALL HAVE RECEIVED AN EXECUTED LANDLORD WAIVER IN THE FORM REQUIRED BY THIS SECTION 5.17 WITH RESPECT TO ANY OTHER LOCATION OR LOCATIONS FOR SUCH INVENTORY.

a.A  new  Schedule  5.10  is  added  to the Credit Agreement in the form of
   Schedule II to this Amendment.

b.By reason of the change of corporate name of "Celex Group, Inc." to "Successories, Inc." all references to "Celex", "Celex Group, Inc." or terms of like import contained in the Credit Agreement, the Notes, the Security Agreements, Security Documents or any other loan as security documents related thereto shall mean and be references to Successories, Inc., an Illinois corporation. By reason of the purchase of the Loans by American National Bank and Trust Company of Chicago from NBD Bank, all references in the Credit Agreement, the Notes, the Security Agreements, Security Documents or any other loan or security documents related thereto to "NBD Bank" shall mean and be references to "American National Bank and Trust Company of Chicago".


III. WAIVERS

     The Bank hereby waives the Event of Default arising under Section 6.1(c) of the Credit Agreement arising solely from the British Links Acquisition, in violation of Section 5.9 of the Credit Agreement.

IV.  CONSENTS

     The Bank hereby consents, pursuant to Section 1(d) of the Security Agreement, dated as of July 31, 1995, by and between Successories, Inc. and the Bank, to the change of corporate name of "Celex Group, Inc." to "Successories, Inc.".

V.   RATIFICATION AND AFFIRMATION.

     The Credit Agreement, as amended hereby, all exhibits, annexes and schedules thereto, together with all other loan documents, Security Agreements and Security Documents executed pursuant to the Credit Agreement, are hereby ratified and affirmed and shall in all other respects remain in full force and effect. Except as expressly provided herein, nothing contained in this Amendment shall be construed as a waiver of any existing or hereafter arising Default or Event of Default and the Bank reserves all rights and remedies under the Credit Agreement, the Security Agreements, the Security Documents and under applicable law.

VI.  REPRESENTATIONS AND WARRANTIES.

     a)Each Company hereby ratifies and affirms all the representations and warranties contained in the Credit Agreement as true, complete and accurate as of the date of this Amendment. With respect to representations and warranties contained in Section 4.11 of the Credit Agreement as to ownership and other matters pertaining to Subsidiaries, such representations and warranties, together with the information contained in
Schedule 4.11 to the Credit Agreement, are hereby supplemented by the information pertaining to B.L.G.C., Inc. and British Links Acquisition Corp. contained in Schedule II to this Agreement.

     b)Each Company represents and warrants that upon completion of the British Links Acquisition, British Links Acquisition Corp. shall succeed to all right, title and interest in and to all assets and properties of
British Links Golf Classics, Inc. and at such time British Links Acquisition Corp. and B.L.G.C., Inc. shall collectively own, free and clear of any competing lien or security interest, inventory and accounts receivable having a fair saleable value of not less than $300,000, all of which inventory shall be located at and kept in Dallas, Texas and Successories, Inc. shall own all of the issued and outstanding capital stock of British Links Acquisition Corp. and B.L.G.C., Inc. free and clear of all liens and security interests other than those of the Bank.

     c)Each Company represents and warrants that Successories, Inc. has received $1,580,000 in consideration for the issuance of 400 shares of Convertible Preferred Stock and such Convertible Preferred Stock has been validly issued, is fully paid and non assessable and has been issued on the terms described in Schedule III to this Amendment.


VII. CONDITIONS.

     Unless waived in writing by the Bank, the effectiveness of this Amendment is conditioned upon:


     d)Each Company's representations and warranties contained herein being true and correct in all material respects on and as of the date hereof.

     e)This Amendment shall have been executed and delivered by the Bank and each Company and acknowledged by each Guarantor.

     f)The Bank and its counsel shall have received copies of all documentation related to the British Links Acquisition including any merger agreement applicable thereto and copies of any notes, debentures, subordination agreements or other evidence of or agreements governing the issuance of any Indebtedness pursuant thereto.

     g)Successories, Inc. shall have entered into UCC-3 name change amendments giving effect to the change of its corporate name from "Celex Group, Inc." to "Successories, Inc." and UCC-1 financing statements having the debtor name "Successories, Inc.", in each case which UCC-3 amendments and UCC-1 financing statements shall be filed in all locations where financing statements presently appear of record against the name "Celex Group, Inc." together with any such additional jurisdictions where Successories, Inc. maintains property or assets.

     h)Each Company, together with Celex Successories Inc., B.L.G.C., Inc.,British Links Acquisition Corp., Arnold M. Anderson and James M. Beltrame, shall have entered into that certain Fifth General Release, in form and substance acceptable to the Bank.

     i)The Companies shall have paid in full all legal bills submitted prior to the date hereof by Dickinson, Wright, Moon, Van Dusen & Freeman and McCarthy Tetrault; together with estimated out-of-pocket expenses associated with any amendment or assignment of any existing financing statements or any new financing statement, any amendment or assignment of the Copyright Security Agreement or the Trademark Security Agreement, the filing thereof, and any UCC searches or any other reasonable expenses related thereto.

     j)Each of British Links Acquisition Corp. and B.L.G.C., Inc. shall have entered into a Guaranty of all obligations contained in the Credit Agreement and the Notes, a Security Agreement securing said Guaranty granting a first priority security interest to the Bank in all of its assets and UCC-1 financing statements, filed with the Secretaries of State of Illinois, Texas and such other jurisdictions and locations deemed necessary by the Bank to perfect the Bank's security interest in all the assets of B.L.G.C., Inc. and British Links Acquisition Corp.; Successories, Inc. shall have further entered into a Pledge Agreement, in favor of the Bank, pledging its interest in all the issued and outstanding capital stock of B.L.G.C., Inc. and British Links Acquisition Corp., together with necessary stock powers accompanied by originals of all certificates for such pledged shares (all of the foregoing documents described in this Section VII g) are collectively hereinafter referred to as the "British Links Security Documents").

     k)Each Company, B.L.G.C., Inc., and British Links Acquisition Corp. shall have delivered to the Bank a certificate of recent date of the appropriate government official certifying as to the corporate existence of each such Company, B.L.G.C., Inc. and British Links Acquisition Corp.

     l)Each Company, B.L.G.C., Inc., British Links Acquisition Corp. and Celex Successories Inc. shall have delivered to the Bank a certified copy of resolutions of the board of directors of each Company, B.L.G.C., Inc., British Links Acquisition Corp. and Celex Successories Inc. authorizing the execution and delivery of this Amendment or the British Links Security Documents, as the case may be, and all documentation related thereto, together with a certificate of the Secretary or Assistant Secretary of each Company, B.L.G.C., Inc., British Links Acquisition Corp. and Celex Successories Inc. certifying the officers of each Company, B.L.G.C., Inc., British Links Acquisition Corp. and Celex Successories Inc. and including the original signatures of each such officer and certifying that there has been no amendment to the bylaws or articles/certificate of incorporation of each such Company and Celex Successories Inc. since May 1, 1996, or if such amendment has occurred, attaching a copy of same and certifying the accuracy thereof and in the case of B.L.G.C., Inc. and British Links Acquisition Corp., certifying and attaching true and complete copies of articles of incorporation and bylaws.

     m)The President and Chief Executive Officer of each Company shall have delivered an officer's certificate to the Bank certifying the accuracy of all the representations and warranties contained herein and certifying that no Default or Event of Default exists under the Credit Agreement.

     n)Each Company shall have entered into documentation in the Bank's prescribed forms giving effect to the provisions of Section 5.23 of the Credit Agreement and all customers of the Companies shall be notified and directed to remit all future payments to the Lock Box.

     o)The Bank shall have received the legal opinion of Timothy Dillon, as to matters contained herein, in the form requested by the Bank.

     p)The Companies shall have obtained agreements for in excess of $300,000 of Subordinated Debt to extend the maturity date of such Subordinated Debt to a date on or after August 1, 1997, copies of which agreements shall be furnished to the Bank.



VIII. MISCELLANEOUS.

     The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This instrument has been made and executed and delivered in the State of Illinois and shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflicts of laws principles. This Amendment may be executed and delivered in several counterparts with the intention that all such counterparts, when taken together, shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. The section headings contained in this Amendment are for convenience of reference only and in no way shall modify any of the terms or provisions hereof.


     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.


CELEBRATING EXCELLENCE, INC.      AMERICAN NATIONAL BANK AND
                                  TRUST COMPANY OF CHICAGO


By: _____________________________ By: __________________________
Its: ____________________________ Its: _________________________



SUCCESSORIES OF ILLINOIS, INC.     SUCCESSORIES, INC. (f/k/a Celex
                                   Group, Inc.)


By: ______________________________ By: _____________________________
Its: _____________________________ Its: ____________________________






                             ACKNOWLEDGEMENTS


     The undersigned, each being a Guarantor of the obligations described in the Credit Agreement, hereby each acknowledge and agree to the terms of the foregoing Waiver No. 9, Consent No. 1 and Fourth Amendment to Credit Agreement and hereby further acknowledge for the benefit of the Bank, that such obligations remain in full force and effect.

                                   CELEBRATING EXCELLENCE, INC.


                                   By: ____________________________
                                   Its:_____________________________


                                   SUCCESSORIES OF ILLINOIS, INC.


                                   By: ____________________________
                                   Its:_____________________________


                                   SUCCESSORIES, INC. (f/k/a Celex
                                   Group, Inc.)


                                   By: ____________________________
                                   Its:_____________________________



                                   _______________________________
                                   Arnold M. Anderson


                                   _______________________________
                                   James M. Beltrame






                                   CELEX SUCCESSORIES INC.


                                   By: ____________________________
                                   Its:_____________________________


                                   B.L.G.C., INC.


                                   By: ____________________________
                                   Its:_____________________________


                                   BRITISH LINKS ACQUISITION CORP.


                                   By: _____________________________
                                   Its: _____________________________





                                SCHEDULE I

                        BORROWING BASE CERTIFICATE
            OF SUCCESSORIES, INC., CELEBRATING EXCELLENCE, INC.
                    AND SUCCESSORIES OF ILLINOIS, INC.
                    FOR THE MONTH OF ___________, 19__.
                               (OOO OMITTED)

I.Borrowing Base Calculations
                                          Borrowing Base

A.   Accounts Receivable

     1.   Gross Accounts Receivable         $__________
     2.   Less: Receivables Over 90 days          (__________)
     3.   Less: Receivables from Affiliates       (__________)
     4.   Less: 10% Taint                         (__________)
     5.   Less: Foreign Receivables               (__________)
     6.   Less: Skymall Receivables               (__________)
     7.   Less: Milligan/Masters Receivables (__________)
     8.   Less: Other Ineligible Receivables (__________)
     9.   Total Eligible Receivables
          Consisting of:
          a)   Eligible Franchise Receivables X 50% ___________
          b)   Eligible Direct Marketing Receivables X 70% ___________
          c)   Eligible Franklin Quest Receivables X 50% ___________
          d)   Eligible Retail Receivables X 70% ___________
          e)   Eligible Wholesale Receivables X 70% ___________
     10. Total Eligible Receivables Borrowing Base
               (9a)-e))                      $__________

B.   Inventory

     1.   Gross Inventory                         $__________
     2.   Less: Canadian/Foreign Inventory   (__________)
     3.   Less: Joint Venture Inventory      (__________)
     4.   Less: Other Ineligible Inventory        (__________)
     5.   Total Inventory
          Consisting of:
          a)   Eligible Finished Goods Inventory X 40% ___________
          b)   Eligible Raw Materials Inventory X 40% ___________
          c)   Eligible Inactive Inventory X 5% ___________
          d)   Eligible Retail Inventory x 20% ___________
     6.   Total Eligible Inventory Borrower Base
          (5a)-d))                                $__________

C.   Borrowing Base Total (A10 + B6)              __________

II.Compliance

A.   Maximum Amount of Facility              $2,500
B.   Total Borrowing Base (from I-C)               __________
C.   Lesser of II-A or II-B                             __________
D.   Total Revolving Loans Outstanding        __________
E.   Excess Availability (Overadvance)
       (II-C minus II-D)






                                SCHEDULE II

                      SUPPLEMENT TO SCHEDULE 4.11 TO
                          CREDIT AGREEMENT AS TO
               OWNERSHIP OF BRITISH LINKS ACQUISITION CORP.
                            AND B.L.G.C., INC.


            Class of              Total Issued and Shares Owned by
 SUBSIDIARY CAPITAL STOCK PAR VALUE OUTSTANDING SHARES SUCCESSORIES, INC.

British Links Common
Acquisition Corp.

B.L.G.C., Inc. Common





                               SCHEDULE III

                          FORM OF CERTIFICATE OF
                  DESIGNATION, PREFERENCES AND RIGHTS OF
                      SERIES A CONVERTIBLE PREFERRED
                        STOCK OF SUCCESSORIES, INC.



               WAIVER NO. 10 AND FIFTH AMENDMENT TO AMENDED
                       AND RESTATED CREDIT AGREEMENT


     This Waiver No. 10 and Fifth Amendment to Amended and Restated Credit Agreement (the "Amendment") is made as of the 17th day of December, 1996 by and among Successories, Inc., an Illinois corporation (f/k/a Celex Group, Inc.) ("Successories, Inc."), Celebrating Excellence, Inc., an Illinois corporation ("Celebrating Excellence") and Successories of Illinois, Inc., an Illinois corporation ("Successories") (Successories, Inc., Celebrating Excellence and Successories are collectively the "Companies" and each individually a "Company"), each having an address of 919 Springer Drive, Lombard, Illinois 60148 and American National Bank and Trust Company of Chicago, a national banking association, assignee of NBD Bank, an Illinois banking corporation (the "Bank"), having an address of 33 North LaSalle Street, Chicago, Illinois 60690.

                           W I T N E S S E T H :

     WHEREAS, the Companies and the Bank have entered into that certain Amended and Restated Credit Agreement, dated as of July 31, 1995 (as amended, modified, extended or supplemented from time to time, the "Credit Agreement");

     WHEREAS, the Companies and the Bank desire to amend the Credit Agreement in certain respects, as provided herein;

     NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the undersigned parties agree as follows:

 I.  DEFINITIONS.

     Capitalized terms used herein but not defined herein shall have the meaning ascribed thereto in the Credit Agreement, as amended hereby.

II.  AMENDMENTS TO CREDIT AGREEMENT.

     The Credit Agreement is hereby amended as follows:

     q)The following new definitions are hereby added to Section 1.1, appearing in alphabetical order therein, as follows:


          "CASH FLOW" OF ANY PERSON SHALL MEAN THAT PERSON'S EARNINGS BEFORE INTEREST AND TAXES PLUS (I) DEPRECIATION, AMORTIZATION AND OTHER "NON-CASH EXPENSE ITEMS" LESS (II) CAPITAL EXPENDITURES NOT REFLECTED AS A CURRENT EXPENSE ON THAT PERSON'S INCOME STATEMENT, IN EACH CASE PREPARED ON A CONSOLIDATED BASIS IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.

          "INFINITY CONVERTIBLE PREFERRED STOCK" SHALL MEAN SUCCESSORIES, INC.'S SERIES B CUMULATIVE CONVERTIBLE PREFERRED STOCK ISSUED ON THE TERMS SET FORTH IN SCHEDULE 5.10 HERETO.

          "SUBORDINATED DEBT" SHALL MEAN DEBT SUBORDINATED IN RIGHT OF PAYMENT TO THE BANK WHICH, EXCEPT AS EXPRESSLY PERMITTED BY THIS AGREEMENT, SHALL PROHIBIT THE HOLDER THEREOF FROM RECEIVING ANY PAYMENT OF PRINCIPAL THEREON AT ALL TIMES UNTIL ALL OF THE LOANS HAVE BEEN REPAID IN FULL AND THE COMMITMENT TERMINATED, AND WHICH SHALL PERMIT THE PAYMENT OF INTEREST THEREON ONLY SO LONG AS NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING AND CONTAINING SUCH OTHER TERMS SATISFACTORY TO THE BANK.

         a.The definitions of "Convertible Preferred Stock", "Floating Rate", "Maturity Date" and "Termination Date" shall be deleted and replaced in their entirety as follows:

          "CONVERTIBLE    PREFERRED    STOCK"    SHALL   MEAN  SUCCESSORIES,
      INC.'S SERIES A CUMULATIVE CONVERTIBLE PREFERRED STOCK ISSUED ON THE TERMS SET FORTH ON SCHEDULE 5.10 HERETO.

          "FLOATING RATE" SHALL MEAN THE PER ANNUM RATE EQUAL TO THE PRIME RATE IN EFFECT FROM TIME TO TIME PLUS ONE PERCENT (1.0%).

          "MATURITY DATE"  SHALL MEAN WITH RESPECT TO THE TERM LOAN, MAY 1,
     1998.

          "TERMINATION DATE" SHALL MEAN MAY 1, 1998.

        a)Section 2.1 is deleted in its entirety and replaced as follows:

        AS OF DECEMBER __, 1996, THE PRINCIPAL AMOUNT OF THE TERM LOAN SHALL EQUAL $4,475,000 AND SUCH TERM LOAN SHALL BE RE-EVIDENCED BY THE AMENDED AND RESTATED TERM NOTE APPEARING AS EXHIBIT A-2 HERETO.

          d) Section 2.2(a) is amended (i) to delete reference to the number "$2,500,000" contained therein and to replace said reference with the number "$4,000,000", (ii) to delete reference to "Eligible Inactive Inventory . . . 5%", and (iii) to delete all entries under the table entitled "Eligible Receivables" contained therein and replace said references with the phrase "Eligible Receivables . . . . . 70%".


     e) Exhibit A-1 is deleted in its entirety and replaced by the form of Amended and Restated Revolving Note appearing as Schedule I to this Amendment; Exhibit A-2 is deleted in its entirety and replaced by the form of Amended and Restated Term Note appearing as Schedule II to this Amendment; and Exhibit D is deleted in its entirety and replaced by the form of Borrowing Base Certificate appearing as Schedule III to this Amendment.

     f) Section 3.1(a) is deleted in its entirety and replaced as follows:

          (A) UNLESS EARLIER PAYMENT IS REQUIRED UNDER THIS AGREEMENT (I) THE COMPANIES SHALL JOINTLY AND SEVERALLY PAY TO THE BANK ON THE TERMINATION DATE THE ENTIRE PRINCIPAL SUM OF THE REVOLVING LOANS AND (II) THE COMPANIES SHALL JOINTLY AND SEVERALLY PAY TO THE BANK THE TERM LOAN IN EQUAL MONTHLY PAYMENTS OF $94,808, WHICH SHALL FIRST BE APPLIED TO ACCRUED INTEREST THEREON AND NEXT APPLIED TO ANY OUTSTANDING PRINCIPAL BALANCE THEREON THROUGH AND INCLUDING APRIL 1, 1998 AND A FINAL INSTALLMENT OF THE ENTIRE REMAINING PRINCIPAL BALANCE ON THE MATURITY DATE.



           g) Section 5.10 is deleted in its entirety and replaced as follows:


     NO COMPANY WILL PAY OR DECLARE ANY DIVIDENDS OR MAKE OR DECLARE ANY OTHER DISTRIBUTIONS (EXCEPT FOR DIVIDENDS AND DISTRIBUTIONS IN STOCK OF ANY COMPANY) ON OR IN RESPECT OF ITS CAPITAL STOCK OF ANY SERIES OR CLASS, WHETHER NOW OR HEREAFTER AUTHORIZED OR ISSUED, EXCEPT IF NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND IS CONTINUING, SUCCESSORIES, INC. MAY DECLARE OR PAY CASH DIVIDENDS ON 400 SHARES OF THE CONVERTIBLE PREFERRED STOCK NOT IN EXCESS OF $110,600 PER ANNUM AND MAY DECLARE OR PAY CASH DIVIDENDS ON 1212 SHARES OF THE INFINITY PREFERRED STOCK NOT IN EXCESS OF $299,970 PER ANNUM, AND WILL NOT PURCHASE, RETIRE, REDEEM OR OTHERWISE DIRECTLY OR INDIRECTLY ACQUIRE ANY SUCH CAPITAL STOCK (EXCEPT FOR PURCHASES, RETIREMENTS, REDEMPTIONS OR OTHER ACQUISITIONS MADE OUT OF THE PROCEEDS OF OR IN EXCHANGE FOR A SUBSTANTIALLY CONCURRENT ISSUANCE OF ADDITIONAL CAPITAL STOCK OF ANY COMPANY).

         h)     Section  5.15(a)(iv)   is  amended  to  delete  clause  (B)
thereof and replace said clause as follows:

        (B) SUBJECT TO PERMITTED REPAYMENTS ALLOWED BY SECTION 5.15(B) HEREOF, MATURE NOT EARLIER THAN AUGUST 1, 1998,

     i)        Section   5.15(a)(iii)   is   hereby  amended   to   delete
   the parenthetical phrase "(as that term is defined in Section 5.21(a) hereof)" contained therein.

     j) Section 5.15(b) is deleted in its entirety and replaced as follows:

        b)THE COMPANIES ACKNOWLEDGE THAT NO PAYMENT OF PRINCIPAL IN EXCESS OF $300,000 MAY BE MADE AT ANY TIME ON ANY SUBORDINATED DEBT UNTIL ALL LOANS HAVE BEEN REPAID IN FULL AND THE COMMITMENT TERMINATED; PROVIDED, HOWEVER, THAT THE COMPANIES MAY REPAY SUBORDINATED DEBT IN EXCESS OF SUCH AMOUNT WITHIN 60 DAYS OF THE FILING OF SUCCESSORIES, INC.'S FISCAL THIRD QUARTER FORM 10Q WITH THE SEC, TO THE EXTENT OF CASH FLOW IN EXCESS OF ONE MILLION FIVE HUNDRED THOUSAND DOLLARS ($1,500,000) FOR THE PRECEDING TEN FISCAL MONTHS AS PRESENTED ON THE FINANCIAL STATEMENTS CONTAINED IN SUCH FORM 10Q, FOR THE FIRST NINE FISCAL MONTHS, AND ON THE COMPANIES' INTERNALLY PREPARED FINANCIAL STATEMENTS FOR THE TENTH FISCAL MONTH (WHICH INTERNALLY PREPARED FINANCIAL STATEMENTS SHALL BE REASONABLY APPROVED BY THE BANK), IF NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING AT THE TIME OF SUCH PAYMENT.


     k) Schedule 5.10 is supplemented by the addition of the information contained on Schedule IV to this Amendment.

     l)   Section 5.21 of the Credit Agreement is deleted in its entirety.

     m)   With respect to the provisions  of  Section  5.23  of  the Credit
Agreement requiring the creation and maintenance of certain Lock Box arrangements, the parties hereto agree to defer the required effectiveness of such provisions to February 1, 1997; provided that the Companies may, at their discretion, implement such arrangements prior to such date, if desired.

III. WAIVER

The Bank hereby waives any Event of Default arising under Section 6.1(c) of the Credit Agreement arising solely by reason of the Companies' failure to comply with any provision of Section 5.21 of the Credit Agreement.



IV.  RATIFICATION AND AFFIRMATION.

     The Credit Agreement, as amended hereby, all exhibits, annexes and schedules thereto, together with all other loan documents, Security Agreements and Security Documents executed pursuant to the Credit Agreement, are hereby ratified and affirmed and shall in all other respects remain in full force and effect. Except as expressly provided herein, nothing contained in this Amendment shall be construed as a waiver of any existing or hereafter arising Default or Event of Default and the Bank reserves all rights and remedies under the Credit Agreement, the Security Agreements, the Security Documents and under applicable law.

V.   REPRESENTATIONS AND WARRANTIES.

     c)Each Company hereby ratifies and affirms all the representations and warranties contained in the Credit Agreement as true, complete and accurate as of the date of this Amendment except as expressly modified or amended by this Amendment.

     d)Successories, Inc. represents and warrants that Successories, Inc. has received $5,000,000 in consideration for the issuance of the Infinity Convertible Preferred Stock and such Infinity Convertible Preferred Stock has been validly issued, is fully paid and non assessable and has been issued on the terms described in Schedule IV to this Amendment.


VI.  CONDITIONS.

     Unless waived in writing by the Bank, the effectiveness of this Amendment is conditioned upon:

     e)Each Company's representations and warranties contained herein being true and correct in all material respects on and as of the date hereof.

     f)This Amendment shall have been executed and delivered by the Bank and each Company and acknowledged by each Guarantor.

     g)The Bank and its counsel shall have received copies of all documentation related to the purchase and sale of the Infinity Convertible Preferred Stock.

     h)Each Company, together with Celex Successories Inc., B.L.G.C., Inc. and British Links Acquisition Corp., shall have entered into that certain Sixth General Release, in form and substance acceptable to the Bank.

     i)Each Company, B.L.G.C., Inc., and British Links Acquisition Corp. shall have delivered to the Bank a certificate of recent date of the appropriate government official certifying as to the corporate existence of each such Company, B.L.G.C., Inc. and British Links Acquisition Corp.

     j)Each Company, B.L.G.C., Inc., British Links Acquisition Corp. and Celex Successories Inc. shall have delivered to the Bank a certified copy of resolutions of the board of directors of each Company, B.L.G.C., Inc., British Links Acquisition Corp. and Celex Successories Inc. authorizing the execution and delivery of this Amendment and all documentation related thereto, together with a certificate of the Secretary or Assistant Secretary of each Company, B.L.G.C., Inc., British Links Acquisition Corp. and Celex Successories Inc. certifying the officers of each Company, B.L.G.C., Inc., British Links Acquisition Corp. and Celex Successories Inc. and including the original signatures of each such officer and certifying that there has been no amendment to the bylaws or articles/certificate of incorporation of each such Company and Celex Successories Inc. since December 16, 1996, or if such amendment has occurred, attaching a copy of same and certifying the accuracy thereof.

     k)The President and Chief Executive Officer of each Company shall have delivered an officer's certificate to the Bank certifying the accuracy of all the representations and warranties contained herein and certifying that no Default or Event of Default exists under the Credit Agreement.

     l)The Bank shall have received the legal opinion of Timothy Dillon, as to matters contained herein, in the form requested by the Bank.

     m)The Bank shall have received a credit extension fee of $42,375.

     j) The Bank shall have received $4,000,000 in repayment of the Term Loans and after giving effect to such repayment, the outstanding principal balance of the Term Loan shall equal $4,475,000.



     VII. RELEASE OF GUARANTY Upon the effectiveness of this Amendment, the Bank hereby releases and forever discharges each of Arnold M. Anderson and James M. Beltrame from all liability solely arising under that certain Guaranty, dated February 7, 1996, entered into by Arnold M. Anderson in favor of the Bank and under that certain Guaranty, dated February 7, 1996, entered into by James M. Beltrame in favor of the Bank, each such Guaranty and all of the obligations thereunder being forever discharged and released and the original Guaranty instruments shall be marked "cancelled" and returned to each such released Guarantor within a reasonable time after the execution and delivery of this Amendment.


VIII. MISCELLANEOUS.

     The provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, successors and assigns. This instrument has been made and executed and delivered in the State of Illinois and shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflicts of laws principles. This Amendment may be executed and delivered in several counterparts with the intention that all such counterparts, when taken together, shall constitute one and the same instrument. One or more counterparts of this Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. The section headings contained in this Amendment are for convenience of reference only and in no way shall modify any of the terms or provisions hereof.

     This Amendment shall be effective on and as the date first above written.

     [The remainder of this page has been left blank intentionally]





     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the day and year first above written.


CELEBRATING EXCELLENCE, INC.      AMERICAN NATIONAL BANK AND
                                  TRUST COMPANY OF CHICAGO


By: _____________________________ By: __________________________
Its: ____________________________ Its: _________________________



SUCCESSORIES OF ILLINOIS, INC.     SUCCESSORIES, INC. (f/k/a Celex
                                   Group, Inc.)


By: ______________________________ By: _____________________________
Its: _____________________________ Its: ____________________________





                             ACKNOWLEDGEMENTS


     The undersigned, each being a Guarantor of the obligations described in the Credit Agreement, hereby each acknowledge and agree to the terms of the foregoing Fifth Amendment to Credit Agreement and hereby further acknowledge for the benefit of the Bank, that such obligations remain in full force and effect.

                                   CELEBRATING EXCELLENCE, INC.


                                   By: ____________________________
                                   Its:_____________________________


                                   SUCCESSORIES OF ILLINOIS, INC.


                                   By: ____________________________
                                   Its:_____________________________


                                   SUCCESSORIES, INC. (f/k/a Celex
                                   Group, Inc.)


                                   By: ____________________________
                                   Its:_____________________________




                                   CELEX SUCCESSORIES INC.


                                   By: ____________________________
                                   Its:_____________________________


                                   B.L.G.C., INC.


                                   By: ____________________________
                                   Its:_____________________________


                                   BRITISH LINKS ACQUISITION CORP.


                                   By: _____________________________
                                   Its: _____________________________





                               SCHEDULE III

                        BORROWING BASE CERTIFICATE
            OF SUCCESSORIES, INC., CELEBRATING EXCELLENCE, INC.
                    AND SUCCESSORIES OF ILLINOIS, INC.
                    FOR THE MONTH OF ___________, 19__.
                               (OOO OMITTED)
I.Borrowing Base Calculations      Borrowing Base

A.   Accounts Receivable

     1.   Gross Accounts Receivable          $__________
     2.   Less: Receivables Over 90 days          (__________)
     3.   Less: Receivables from Affiliates       (__________)
     4.   Less: 10% Taint                         (__________)
     5.   Less: Foreign Receivables               (__________)
     6.   Less: Skymall Receivables               (__________)
     7.   Less: Milligan/Masters Receivables (__________)
     8.   Less: Other Ineligible Receivables (__________)
     9.   Total Eligible Receivables x 70%        $__________

B.   Inventory

     1.   Gross Inventory                         $__________
     2.   Less: Canadian/Foreign Inventory   (__________)
     3.   Less: Joint Venture Inventory      (__________)
     4.   Less: Other Ineligible Inventory        (__________)
     5.   Total Inventory
          Consisting of:
          a)   Eligible Finished Goods Inventory X 40% ___________
          b)   Eligible Raw Materials Inventory X 40% ___________
          c)   Eligible Retail Inventory x 20% ___________
     6.   Total Eligible Inventory Borrower Base
          (5a)-c))                                $__________

C.   Borrowing Base Total (A90 + B6)              __________

II.Compliance

A.   Maximum Amount of Facility              $4,000
B.   Total Borrowing Base (from I-C)               __________
C.   Lesser of II-A or II-B                             __________
D.   Total Revolving Loans Outstanding        __________
E.   Excess Availability (Overadvance)
       (II-C minus II-D)

                                SCHEDULE IV

                          FORM OF CERTIFICATE OF
                  DESIGNATION, PREFERENCES AND RIGHTS OF
                      INFINITY CONVERTIBLE PREFERRED
                        STOCK OF SUCCESSORIES, INC.